Prospectus May 1, 2014 as supplemented December 8, 2014

•   Alternative Energy Fund (GAAEX)
•   Asia Focus Fund (IASMX)
•   Asia Pacific Dividend Builder Fund (GAADX)
       (formerly Asia Pacific Dividend Fund)
•   China & Hong Kong Fund (ICHKX)
•   Global Energy Fund (GAGEX)
•   Global Innovators Fund (IWIRX)
•   Dividend Builder Fund (GAINX)
       (formerly Inflation Managed Dividend Fund)
•   Renminbi Yuan & Bond Fund (GARBX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GUINNESS|ATKINSONTM

 F  U  N  D  S

Prospectus
May 1, 2014, as supplemented December 8, 2014

TABLE OF CONTENTS

SUMMARY SECTION This important section summarizes the Funds’ investments, risks, fees and past performance.	SUMMARY SECTION	1
	Alternative Energy Fund	1
	Asia Focus Fund	5
	Asia Pacific Dividend Builder Fund	9
	China & Hong Kong Fund	13
	Global Energy Fund	17
	Global Innovators Fund	21
	Dividend Builder Fund™	25
	Renminbi Yuan & Bond Fund	29

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS This section provides details about the Funds’ investment strategies and risks.	MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS	35
	Alternative Energy Fund	35
	Asia Focus Fund	37
	Asia Pacific Dividend Builder Fund	39
	China & Hong Kong Fund	41
	Global Energy Fund	43
	Global Innovators Fund	45
	Dividend Builder Fund™	47
	Renminbi Yuan & Bond Fund	49

MANAGEMENT OF THE FUNDS Review this section for information about the organizations and people who oversee the Funds.	MANAGEMENT OF THE FUNDS	58
	Investment Advisor	58
	Fund Expenses	60
	Distribution and Shareholder Servicing Plans	61

SHAREHOLDER INFORMATION This section explains how shares are valued and how to purchase and sell shares, and provides information on dividends, distributions and taxes.	SHAREHOLDER INFORMATION	62
	How to Purchase, Exchange, and RedeemShares	62
	Purchasing	63
	Exchanging and Redeeming	65
	Additional Exchange/Redemption Information	68
	Distributions and Taxes	70

FINANCIAL STATEMENTS Review this section for details on selected financial statements of the Funds.	FINANCIAL HIGHLIGHTS	71
	Alternative Energy Fund	71
	Asia Focus Fund	73
	Asia Pacific Dividend Builder Fund	74
	Global Energy Fund	76
	Global Innovators Fund	77
	Dividend Builder Fund™	78
	Renminbi Yuan & Bond Fund	79

INDEX DESCRIPTIONS This section provides a description of each index used as benchmarks to measure each Fund’s performance.	INDEX DESCRIPTIONS	80

SUMMARY SECTION

 SUMMARY SECTION

Alternative Energy Fund

Investment Objective
The Alternative Energy Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Energy Fund:

Shareholder Fees(fees paid directly from your investment)
None(1)

Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		1.00%
Distribution (12b-1) Fees:		None
Other Expenses:		1.13%
Shareholder servicing plan fees	0.19%
All Other Expenses	0.94%
Total Annual Fund Operating Expenses:		2.13%
Fee Waiver/Expense Reimbursement(2):		-0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1):		2.00%

(1)	The Fund may charge a $15 fee for wire transactions.
(2)
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.98% through June 30, 2015.  To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.98% expense cap.

For additional information about the Fund’s expenses, please see Fund Expenses and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Alternative Energy Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$654	$1,132	$2,452

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.20% of the average value of its portfolio.

Principal Investment Strategies
The Alternative Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of alternative energy companies (both U.S. and non-U.S.).  Alternative energy companies include, but are not limited to companies that generate power through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels and the various companies that provide the equipment and technologies that enable these sources to be tapped, used, stored or transported, including companies that create, facilitate or improve technologies that conserve or enable more efficient use of energy.  The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets. Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

SUMMARY SECTION

Principal Risks
U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•
Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy decline due to many factors, including international political developments, production and distribution policies of the OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries;

•
The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors;

•	The Fund has difficulty selling small- or mid-cap or emerging market stocks due to lower liquidity and higher volatility;
•	The currencies that denominate any foreign holdings in the Fund decline in value against the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within foreign countries cause the value of the Fund’s foreign investments to decline;
•	The Fund declines in value due to its non-diversification status which exposes it to greater loss; or
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund, please see the Principal Risks and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Alternative Energy Fund by showing how the Fund’s performance has varied from year to year.  The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index, as well as two energy-sector indices that, more closely resemble the investments of the Fund.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 33.55% (for the quarter ended June 30, 2009).  The worst performance was -41.68% (for the quarter ended December 31, 2008).

Average Annual Total Returns as of 12/31/13	One Year	Five Years	Since Inception (3/31/2006)
Alternative Energy Fund:
Return Before Taxes	61.54%	-3.88%	-12.20%
Return After Taxes on Distributions(1)	61.54%	-3.88%	-12.47%
Return After Taxes on Distributions and Sale of Fund Shares(1)	34.83%	-2.84%	-8.15%
MSCI World Index	27.49%	15.81%	5.78%
Wilderhill Clean Energy Index (ECO)	58.54%	-4.33%	-14.03%
Wilderhill New Energy Global Innovation Index (NEX)	55.57%	2.10%	-3.61%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edward Guinness, Portfolio Manager, has been lead manager since April 2013 and co-manager (February 2007 to April 2013).  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

SUMMARY SECTION

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawal of monies from such tax-deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

SUMMARY SECTION

Asia Focus Fund

Investment Objective
The Asia Focus Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Asia Focus Fund:

Shareholder Fees(fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) ( plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		1.00%
Distribution (12b-1) Fees:		None
Other Expenses:		0.87%
Shareholder servicing plan fees	0.13%
All Other Expenses	0.74%
Acquired Fund Fees and Expenses (1):		0.01%
Total Annual Fund Operating Expenses (1):		1.88%

(1)
The total annual fund operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

For additional information about the Fund’s expenses, please see Fund Expenses, Redemption Fee, and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Asia Focus Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$191	$591	$1,016	$2,201

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.43% of the average value of its portfolio.

Principal Investment Strategies
The Asia Focus Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian companies.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  Under normal market conditions the Asia Focus Fund will invest in securities of at least four different countries, which include but are not limited to Mainland China, Hong Kong, Taiwan, South Korea, Singapore, Thailand, Malaysia, Philippines, Vietnam, Indonesia, India, Pakistan, Bangladesh, and Sri Lanka.  The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

SUMMARY SECTION

Principal Risks
Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•	The Asian stock markets decline in value;
•	Asian stocks fall out of favor with investors;
•	The Fund has difficulty selling small- or mid-cap or emerging market stocks due to lower liquidity and higher volatility;
•	The value of Asian currencies declines relative to the U.S. dollar;
•	An Asian government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within Asian countries cause the value of the Fund’s investments to decline;
•
The Fund’s focus on Asian stocks to the exclusion of other regions exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions; or

•	The Fund declines in value due to its non-diversification status which exposes it to greater loss; or
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund, please see the Principal Risks, Risks of Investing in Asia, and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Asia Focus Fund by showing how the Fund’s performance has varied from year to year.  The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 46.66% (for the quarter ended June 30, 2009).  The worst performance was -33.27% (for the quarter ended September 30, 2008).

Average Annual Total Returns as of 12/31/13	One Year	Five Years	Ten Years
Asia Focus Fund:
Return Before Taxes	-10.24%	12.56%	7.36%
Return After Taxes on Distributions(1)	-10.45%	12.60%	7.21%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-5.30%	10.42%	6.21%
MSCI AC Far East Free Ex Japan Index	3.94%	17.17%	11.16%
S&P 500 Index	32.38%	17.92%	7.40%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edmund Harriss, Portfolio Manager, has been the lead manager of the Fund since he joined the Advisor in 2003.    For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.
Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Sell Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawal of monies from such tax-deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

SUMMARY SECTION

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

SUMMARY SECTION

Asia Pacific Dividend Builder Fund (formerly, Asia Pacific Dividend Fund)

Investment Objective
The Asia Pacific Dividend Builder Fund’s investment objective is to provide investors with dividend income and long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Asia Pacific Dividend Builder Fund:

Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) ( plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		1.00%
Distribution (12b-1) Fees:		None
Other Expenses:		2.56%
Shareholder servicing plan fees	0.18%
All Other Expenses	2.38%
Total Annual Fund Operating Expenses:		3.56%
Fee Waiver/Expense Reimbursement(1):		-1.58%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1):		1.98%

(1)
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.98% through June 30, 2015.  To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the 1.98% expense cap.

For additional information about the Fund’s expenses, please see Fund Expenses, Redemption Fee, and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Asia Pacific Dividend Builder Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$201	$945	$1,711	$3,724

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.96% of the average value of its portfolio.

Principal Investment Strategies
The Asia Pacific Dividend Builder Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-producing equity securities of Asia Pacific companies.  The Fund seeks to allow investors the opportunity to profit from the transition of Asia Pacific economies as they move from developing to developed economies.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. In the Advisor’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region.  The Advisor uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. The Advisor seeks to invest in companies that have returned a real cash flow return on investment of at least 8% for each of the last eight years, and, in the opinion of the Advisor, are likely to grow their dividend over time.

SUMMARY SECTION

Under normal market conditions the Asia Pacific Dividend Builder Fund will invest in at least four different countries, which include but are not limited to Australia, Bangladesh, China, Hong Kong, India, Japan, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam. The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Advisor will invest the Fund’s assets in securities of all market capitalization companies that are dividend producing and in companies domiciled in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•	Stock markets in the Asia Pacific region decline in value;
•	Stocks of Asia Pacific companies fall out of favor with investors;
•
The Fund invests in stocks of emerging market, small- or mid-cap companies, which may be more susceptible to financial setbacks or downturns, may have limited product lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value;

•	The Fund invests in emerging markets, which may have different accounting, auditing or reporting standards;
•	The Fund has difficulty selling emerging market, small- or mid-cap stocks due to lower liquidity and higher volatility;
•	The value of foreign currencies in the countries in which the Fund invests decline relative to the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within Asia or Pacific countries cause the value of the Fund’s foreign investments to decline;
•	Rising interest rates cause a decline in equities;
•
The Fund’s focus on Asian or Pacific stocks to the exclusion of other regions exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions;

•	The Fund declines in value due to its non-diversification status which exposes it to greater loss; or
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund, please see the Principal Risks, Risks of Investing in Asia, and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

SUMMARY SECTION
Performance
The annual returns bar chart demonstrates the risks of investing in the Asia Pacific Dividend Builder Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 40.54% (for the quarter ended June 30, 2009).  The worst performance was -29.80% (for the quarter ended September 30, 2008).

Average Annual Total Returns as of 12/31/13	One Year	Five Years	Since Inception (3/31/2006)
Asia Pacific Dividend Builder Fund:
Return Before Taxes	-1.99%	16.20%	4.70%
Return After Taxes on Distributions(1)	-2.36%	16.03%	4.09%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.54%	13.51%	3.82%
MSCI AC Pacific Ex Japan	4.58%	18.01%	8.80%
S&P 500 Index	32.38%	17.92%	6.96%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edmund Harriss, Portfolio Manager, has been  the portfolio manager of the Fund since  inception in March 2006.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

SUMMARY SECTION

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

SUMMARY SECTION

China & Hong Kong Fund

Investment Objective
The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the China & Hong Kong Fund:

Shareholder Fees(fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) ( plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		1.00%
Distribution (12b-1) Fees:		None
Other Expenses:		0.53%
Shareholder servicing plan fees	0.14%
All Other Expenses	0.39%
Acquired Fund Fees and Expenses(1):		0.01%
Total Annual Fund Operating Expenses(1):		1.54%

(1)
The total annual fund operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

For additional information about the Fund’s expenses, please see Fund Expenses, Redemption Fee, and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the China & Hong Kong Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,834

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.90% of the average value of its portfolio.

Principal Investment Strategies
The China & Hong Kong Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that are either primarily traded on the China or Hong Kong exchanges or that derive at least 50% of their revenues from business activities in China and/or Hong Kong, but which may be listed and traded elsewhere.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  Under normal conditions, the Fund invests at least 65% of its total assets in companies included in the Hang Seng Composite Index, although the actual weightings of the Hang Seng Composite Index companies held in the Fund’s portfolio may be higher or lower, as companies leave that index or new indices are created.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

SUMMARY SECTION

Principal Risks
Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•	The Hong Kong and/or China stock markets decline in value;
•	China and/or Hong Kong stocks fall out of favor with investors;
•	The Fund has difficulty selling small- or mid-cap or emerging market stocks due to lower liquidity and higher volatility;
•	A stock or stocks in the Fund’s portfolio do not perform well;
•	The value of Chinese currencies declines relative to the U.S. dollar;
•	The Chinese government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within China and Hong Kong cause the value of the Fund’s investments to decline;
•
The Fund’s focus on China and Hong Kong stocks to the exclusion of other regions exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions;

•	The Fund declines in value due to its non-diversification status which exposes it to greater loss; or
•	The Advisor’s strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund, please see the Principal Risks, Risks of Investing in Asia, and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the China & Hong Kong Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of three broad-based securities market indices.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 44.53% (for the quarter ended June 30, 2009).  The worst performance was -30.04% (for the quarter ended September 30, 2011).

Average Annual Total Returns as of 12/31/13	One Year	Five Years	Ten Years
China & Hong Kong Fund:
Return Before Taxes	6.45%	14.45%	9.44%
Return After Taxes on Distributions(1)	5.86%	13.77%	8.86%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.32%	11.97%	7.86%
Hang Seng Index	6.52%	13.80%	9.99%
Hang Seng Composite Index	8.11%	13.78%	10.66%
S&P 500 Index	32.38%	17.92%	7.40%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edmund Harriss, Portfolio Manager, has been the lead manager of the Fund since 1998. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

SUMMARY SECTION

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

SUMMARY SECTION

Global Energy Fund

Investment Objective
The Global Energy Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Energy Fund:

Shareholder Fees(fees paid directly from your investment)
None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.75%
Distribution (12b-1) Fees:		None
Other Expenses:		0.60%
Shareholder servicing plan fees	0.20%
All Other Expenses	0.40%
Total Annual Fund Operating Expenses:		1.35%

(1)	The Fund may charge a $15 fee for wire transactions.

For additional information about the Fund’s expenses, please see Fund Expenses and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Global Energy Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$428	$739	$1,624

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.19% of the average value of its portfolio.

Principal Investment Strategies
The Global Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of both U.S. and non-U.S. companies principally engaged in the production, exploration or discovery, or distribution of energy including the research and development or production of alternative energy sources.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  The Advisor believes that growing demands on existing energy supplies, in particular petroleum-based energy supplies, could lead to higher prices for this and other traditional energy sources and the profitable development of alternative sources of energy.  The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The Fund will invest in securities of companies without regard to market capitalization and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.  The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities.  For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S.  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

SUMMARY SECTION

Principal Risks
Investing in the Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•	Prices of energy (oil, gas, electricity) or alternative energy supplies decline, which would likely have a negative effect on the Fund’s holdings;
•
The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors;

•	The currencies in which the Fund’s foreign investments are denominated decline in value against the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within foreign countries cause the value of the Fund’s foreign investments to decline;
•	The Fund has difficulty selling small- or mid-cap or emerging market stocks market due to lower liquidity and higher volatility;
•	The Fund declines in value due to its non-diversification status which exposes it to greater loss; or
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Global Energy Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index, as well as energy sector index that, more closely resembles the investments of the Fund.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 32.52% (for the quarter ended June 30, 2009).  The worst performance was -34.08% (for the quarter ended September 30, 2008).

Average Annual Total Returns as of 12/31/13	One Year	Five Years	Since Inception (6/30/2004)
Global Energy Fund:
Return Before Taxes	24.58%	16.34%	13.41%
Return After Taxes on Distributions(1)	24.44%	16.23%	12.92%
Return After Taxes on Distributions and Sale of Fund Shares(1)	14.03%	13.27%	11.31%
MSCI World Energy Index	18.98%	11.97%	10.51%
S&P 500 Index	32.38%	17.92%	7.41%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Managers
Timothy W.N. Guinness, Chief Investment Officer, has been a lead manager of the Fund since the Fund’s inception in 2004. Will Riley, has been co-lead manager of the Fund since April 2013 and co-manager from May 2010 to April 2013.  Jonathan Waghorn is a co-manager of the Fund since September 2013.

For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

SUMMARY SECTION

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness Atkinson™ Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

SUMMARY SECTION

Global Innovators Fund

Investment Objective
The Global Innovators Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Innovators Fund:

Shareholder Fees(fees paid directly from your investment)
None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.75%
Distribution (12b-1) Fees:		None
Other Expenses:		0.72%
Shareholder servicing plan fees	0.14%
All Other Expenses	0.58%
Total Annual Fund Operating Expenses:		1.47%

(1)	The Fund may charge a $15 fee for wire transactions.

For additional information about the Fund’s expenses, please see Fund Expenses and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Global Innovators Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$150	$465	$803	$1,757

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.63% of the average value of its portfolio.

Principal Investment Strategies
The Global Innovators Fund invests in equity securities of companies that the Advisor believes are positioned for advances in technology, communications, globalism or innovative management.  The Fund will consider all companies in the world’s developed stock markets, such as the United Kingdom and other stock markets in the European Union.  The Fund also may consider investments in developed and emerging stock markets in the Far East, such as Japan, Hong Kong, China, Singapore, Korea, Taiwan, Malaysia and Thailand.  Other developed and emerging stock markets such as Australia, New Zealand, South Africa, Canada and Mexico also may be considered.  The Advisor will invest the Global Innovators Fund’s assets in a company’s securities without regard to the issuer’s market capitalization.  The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities.  For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S.  Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

SUMMARY SECTION

Principal Risks
Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets.  Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•	The Fund has difficulty selling small- or mid-cap or emerging market stocks due to lower liquidity and higher volatility;
•	Foreign stock markets in which the Fund invests decline in value;
•	Foreign stocks in which the Fund invests fall out of favor with investors;
•	Technology or telecommunication stocks fall out of favor with investors;
•	Technology companies lose money due to intense pricing pressure or high capital investment costs;
•	The value of foreign currencies in the countries in which the Fund invests decline relative to the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within foreign countries cause the value of the Fund’s foreign investments to decline;
•	The Fund declines in value due to its non-diversification status which exposes it to greater loss; or
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Global Innovators Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website: www.gafunds.com.

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 21.12% (for the quarter ended June 30, 2009).  The worst performance was -22.86% (for the quarter ended December 31, 2008).

Average Annual Total Returns as of 12/31/13	One Year	Five Years	Ten Years
Global Innovators Fund:
Return Before Taxes	45.29%	22.57%	10.42%
Return After Taxes on Distributions(1)	45.15%	22.53%	10.32%
Return After Taxes on Distributions and Sale of Fund Shares(1)	25.75%	18.60%	8.63%
Nasdaq Composite Index	40.17%	22.95%	8.83%
S&P 500 Index	32.38%	17.92%	7.40%
MSCI World Index	27.49%	15.81%	7.71%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Managers
Matthew Page, Portfolio Manager, has been a co-manager of the Fund since May 2010.  Dr. Ian Mortimer, Portfolio Manager, has been a co-manager of the Fund since May 2011.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

SUMMARY SECTION

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable.  For additional information please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

SUMMARY SECTION

Dividend Builder Fund (formerly Inflation Managed Dividend Fund™)

Investment Objective
The Dividend Builder Fund seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Builder Fund.

Shareholder Fees (fees paid directly from your investment)
None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.45%
Distribution (12b-1) Fees:		None
Other Expenses:		5.02%
Shareholder servicing plan fees	0.13%
All Other Expenses	4.89%
Total Annual Fund Operating Expenses:		5.47%
Fee Waiver/Expense Reimbursement(2):		-4.79%
Total Annual Fund Operating Expenses After Waiver and/or Expense Reimbursement(2):		0.68%

(1)	The Fund may charge a $15 fee for wire transactions.

(2)
The Advisor has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.68% through March 31, 2016.  To the extent that the Advisor absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the 0.68% expense cap.

For additional information about the Fund’s expenses, please see Fund Expenses and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Dividend Builder Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$1,205	$2,331	$5,098

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.88% of the average value of its portfolio.

Principal Investment Strategies
The Dividend Builder Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities in dividend-paying companies that the Advisor believes have the ability to consistently increase their dividend payments over the medium term.  The Advisor uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating high returns on capital. The Advisor seeks to invest in companies that have returned a real cash flow return on investment of at least 10% for each of the last 10 years and, in the opinion of the Advisor, are likely to grow their dividend over time.  The Fund will not change this strategy unless it gives shareholders at least 60 days’ notice.  Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

SUMMARY SECTION

The Fund will consider all companies in the world’s developed and emerging markets.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies. Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Additionally, U.S. and foreign stock markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.  You may lose money by investing in this Fund if any of the following occur:

•	Stocks in which the Fund invests decline in value;
•
The Fund invests in small and medium capitalization companies, which may be more susceptible to financial setbacks or downturns, may have limited product lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value;

•	Foreign stock markets in which the Fund invests decline in value;
•	The Fund invests in emerging markets, which have different accounting, auditing and reporting standards;
•	The value of foreign currencies in the countries in which the Fund invests decline relative to the U.S. dollar;
•	A foreign government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	Political, social, currency-rate fluctuations or economic instability within foreign countries cause the value of the Fund’s foreign investments to decline;
•	Rising interest rates cause a decline in equities;
•	Inflation affects markets differently than the Advisor expects;
•	Inflation manifests in such a manner that the Fund is unable to provide reasonable protection against inflation.
•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Fund in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Dividend Builder Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index.  Unlike the Fund’s returns, the index return does not reflect any deductions for fees, expenses or taxes.  For additional information on this index, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website: www.gafunds.com.

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 8.99% (for the quarter ended March 31, 2013).  The worst performance was 3.83% (for the quarter ended June 30, 2013).

Average Annual Total Returns as of 12/31/13	One Year	Since Inception (March 30, 2012)
Dividend Builder Fund:
Return Before Taxes	29.87%	19.24%
Return After Taxes on Distributions(1)	28.07%	18.05%
Return After Taxes on Distributions and Sale of Fund Shares(1)	18.31%	14.91%
MSCI World Index	27.49%	17.74%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness Atkinson™ Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Fund in the prospectus and the Investment Advisor in the Statement of Additional Information.

Portfolio Managers
Dr. Ian Mortimer, Portfolio Manager, and Matthew Page, Portfolio Manager, are the co-managers of the Fund since March 2012.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness Atkinson™ Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

SUMMARY SECTION

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular (new shareholder to the Guinness Atkinson™ Fund Family)	$10,000	$1,000
Regular (current shareholder of another Guinness Atkinson™ Fund)	$5,000	$1,000
Retirement	$5,000	$1,000
Gift (UGMA/UTMA)	$5,000	$1,000

Account minimums at broker-dealer firms may be lower for omnibus account investments.  For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

SUMMARY SECTION

Renminbi Yuan & Bond Fund

Investment Objective
The Renminbi Yuan & Bond Fund seeks total return.  Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Renminbi Yuan & Bond Fund:

Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) (plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.55%
Distribution (12b-1) Fees:		None
Other Expenses:		0.42%
Shareholder servicing plan fees	0.09%
All Other Expenses	0.33%
Total Annual Fund Operating Expenses:		0.97%
Fee Waiver/Expense Reimbursement(1):		-0.07%
Total Annual Fund Operating Expenses After Waiver and/or Expense Reimbursement (1):		0.90%

(1)
The Advisor has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.90% through June 30, 2015.  To the extent that the Advisor absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the 0.90% expense cap.

For additional information about the Fund’s expenses, please see Fund Expenses, Redemption Fee and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Renminbi Yuan & Bond Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$302	$529	$1,183

SUMMARY SECTION

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.32% of the average value of its portfolio.

Principal Investment Strategies
The Renminbi Yuan & Bond Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Renminbi Yuan-denominated debt instruments that are issued by corporations and by the Chinese government (including its agencies or instrumentalities) and traded (i) over the counter in London, Hong Kong or on Euroclear or (ii) in other developing markets, including the China Interbank Bond Market (“CIBM”), and in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan. Renminbi (or “RMB”) is the officially currency of China, with the principal unit being the Yuan.  The Fund may, when desirable, invest up to 20% of its net assets in convertible securities of companies connected to the China region.  The Fund also may invest in derivative instruments, commercial paper, convertible securities and equity-linked notes, denominated in RMB or Yuan or other currencies. The Fund will use derivative instruments as a substitute for conventional securities if conventional securities are not available.  The Fund will treat a derivative instrument used for these purposes as satisfying the 80% test if the investment is intended to provide exposure to the Renminbi or the Yuan.

The market for Renminbi Yuan denominated securities is centered in Hong Kong, while foreign exchange can be traded in Hong Kong, London and New York.  The Advisor expects that the Fund’s investments will be in sovereign, supranational and corporate issuers which may or may not be connected to the China region but which will be denominated in Renminbi Yuan.  These instruments are often traded over the counter in Hong Kong and Europe, and may also be included on the CIBM.  The Bond market is heavily weighted toward China sovereign and corporate financial issuers (both Chinese and non-Chinese).  The Adviser therefore expects the portfolio to have sector concentration in both sovereign and financial issues.

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of issuers and terms of bond issues). The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have fewer holdings than a fund that is not concentrated.  The Fund may hold securities of all market capitalization companies, including companies in emerging markets.  The Fund may invest in securities having short, medium or long-term maturities.  The Fund may invest in securities that are considered “investment grade” or “high yield.”  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to the greater volatility of foreign markets.  Additionally, global securities markets have been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.  This Fund invests in debt securities that are traded over the counter in a newly developing market.  You may lose money by investing in this Fund if any of the following occur:

•	Issuers do not make interest or principal payments when due, or “pre-pay” or “extend” their obligations;
•	The Fund invests in unsecured debt instruments, and an issuer defaults;
•	Interest rate fluctuations or adverse news about an issuer causes the Fund’s investments to decline in value;
•	An increase in interest rates causes the Fund’s investments to decline in value, and a change in interest rates could have a greater effect on the Fund’s longer term investments;

SUMMARY SECTION

•	Political, social, currency-rate fluctuations or economic instability within China, or a decline in investor interest in China, cause the Fund’s investments to decline in value;
•	The Fund’s investments are concentrated in sovereign debt of China, and weighted in issuers in the banking and finance industries, and these investment sectors decline in value;
•	The Fund has difficulty selling Renminbi Yuan bond holdings due to low liquidity and high volatility;
•	The Fund invests in emerging markets, which have different account, auditing and reporting standards;
•
The Fund invests in small and medium capitalization companies, which may be more susceptible to financial setbacks or downturns, may have limited product lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value;

•	The Fund becomes adversely affected by restrictions on foreign ownership or currency exchange controls;
•	Chinese currencies decline in value relative to the U.S. dollar;
•	Chinese currencies (the Renminbi (“RMB”), and the Yuan (traded as “CNH” in Hong Kong and “CNY” in mainland China)), diverge from each other and the Fund’s investments are negatively affected;
•	The Chinese government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	The Fund’s use of derivatives is not effective in achieving the Fund’s investment objective;
•
The Fund is non-diversified and may hold large positions in a relatively small number of issues, which may make the Fund’s performance more volatile than a diversified fund, and expose the Fund to greater loss if there is a decline in value in the Fund’s investments;

•
The Fund’s focus on securities issued by companies economically tied to China exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions;

•	The Advisor’s strategy does not achieve the Fund’s investment objective or the Advisor does not implement the strategy properly.

China/Emerging Markets Risk:  The Fund invests in issuers connected to China, which involves certain risks and special considerations not typically associated with investment in more developed economies or markets.

Foreign Securities Risk:  Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities or currency in payment of interest or principal, and liquidity risks, and these may be heightened in emerging markets.

Emerging Trading Market Risk: Offshore Renminbi Yuan-denominated bond issues are growing in number and issue size with new supply but are still smaller compared to dollar-denominated and more developed markets which can result in less liquidity and greater price volatility.

Debt Securities Risk:  Numerous factors can negatively impact the value of debt securities, including economic factors, such as the ability of issuers to pay principal and interest as the debt becomes due, interest rate fluctuations and inflation rates, as well as non-economic factors such as foreign government regulation and political events.  The Fund may invest in securities of any maturity and quality and may invest without limit in securities that are rated below “investment grade” or the unrated equivalent.  Many of the Renminbi Yuan bonds in which the Fund invests will not have a credit rating issued by a nationally recognized statistical ratings organization (“NRSRO”), and the Advisor will conduct its own determination of creditworthiness of the issuer.

China Currency Risk:  China’s currency, the Renminbi (RMB), may be traded offshore (primarily in Hong Kong, at present) or in mainland China. At present, the Fund can buy Renminbi only at the offshore exchange rate.  The offshore and the onshore Renminbi exchange rates may diverge in value, which could decrease the value of the Fund’s investments if the currency is more desirable in one market than in another.  Fund will have to acquire RMB to make investments, and convert RMB to US dollars to pay redemptions.  There is no guarantee that the Fund will be able to obtain access to the relatively more desirable currency, for investment purposes, and the Fund’s ability to convert RMB to U.S. dollars may be limited.

SUMMARY SECTION

Non-Diversification Risk: The Renminbi Yuan & Bond Fund is non-diversified.  It may hold larger positions in a relatively small number of fixed income securities and may be exposed to fewer issuers.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Market Risk:   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably.  The market value of a security may rise or fall because of market activity or factors unrelated to the issuer. The price of a security tends to fall when there are more sellers than buyers, and rise when there are more buyers than sellers. This is a risk associated with all securities.

Small Companies: The Fund’s investments in securities issued by small companies may be more volatile in price than those of larger companies and involve substantial risks.  Small issuers may be more sensitive to economic conditions, have more variable growth prospects, lack management experience and may have less capital for growth and development and limited product lines and markets; and may be more sensitive to interest rate increases, because it may be more difficult for these issuers to borrow money to invest in their businesses, and it may be more difficult for these issuers to repay loans.

Redemption Risk: It is possible that the Fund could lose money if it had to sell securities to meet redemption requests, if redemptions are large, occur during volatile market periods, or when the Fund’s investments have declined in value, or if the securities to be sold become undesirable or illiquid.

For more information on the risks of investing in this Fund, please see the Principal Risks and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Renminbi Yuan & Bond Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index.  The Fund changed its benchmark index from the BOCHK Offshore RMB Bond Index (the “BOCHK Index”) to the HSBC Offshore Renminbi Bond Index as the BOCHK Index was discontinued on October 21, 2013.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

SUMMARY SECTION

During the period shown in the bar chart, the best performance for a quarter was 2.66% (for the quarter ended December 31, 2013).  The worst performance was -0.54% (for the quarter ended June 30, 2013).

Average Annual Total Returns as of 12/31/13	One Year	Since Inception (June 30, 2011)
Renminbi Yuan & Bond Fund:
Return Before Taxes	5.26%	3.70%
Return After Taxes on Distributions(1)	3.79%	2.79%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.96%	2.45%
HSBC Offshore Renminbi Bond Index	2.76%	2.65%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Fund in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edmund Harriss, Portfolio Manager, has been the Fund’s lead portfolio manager since June 2011.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

SUMMARY SECTION

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$10,000	$1,000
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$5,000	$1,000
Retirement	$5,000	$1,000
Gift (UGMA/UTMA)	$5,000	$1,000

Account minimums at broker-dealer firms may be lower for omnibus account investments. For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals of monies from such tax deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Alternative Energy Fund
Return to Alternative Energy Fund Summary Section

Investment Objective
The Alternative Energy Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies
The Alternative Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of alternative energy companies (both U.S. and non-U.S.).  Alternative energy companies include, but are not limited to companies that generate power through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels and the various companies that provide the equipment and technologies that enable these sources to be tapped, used, stored or transported, including companies that create, facilitate or improve technologies that conserve or enable more efficient use of energy.  The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The number of holdings in the Fund as of December 31, 2013 was 31.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.

Except as noted above, the Fund’s Board of Trustees (the “Board”) may change the Alternative Energy Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Alternative Energy Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash investments or high quality short-term money market instruments.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.  The Fund will not engage in market timing.  The philosophy of the Fund is to remain fully invested.

Principal Risks
Return to Alternative Energy Fund Summary Section

As discussed in the Summary Section and described further below, the Alternative Energy Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities.  Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.

In addition, investing in common stocks entails a number of risks.  The stock markets in which the Alternative Energy Fund invests may experience periods of volatility and instability.  A variety of factors can negatively impact the value of common stocks.  These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The Alternative Energy Fund is non-diversified.  It may hold larger positions in a relatively small number of stocks.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

The Alternative Energy Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the following group of industries: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity.  A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate in these sectors.  The Advisor determines an issuer’s industry classification based on Standard Industry Codes established by the Securities and Exchange Commission and the Advisor’s evaluation of the issuer’s operations.

The Fund is subject to the risk that the earnings, dividends, and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels.  Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including international political developments; production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries; relationships among OPEC members and other oil-producing countries and between these countries and oil-importing nations; energy conservation; foreign, federal and state regulatory environments; tax policies; and the economic growth and political stability of the key energy-consuming and energy-producing countries.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Alternative Energy Fund.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Asia Focus Fund
Return to Asia Focus Fund Summary Section

Investment Objective
The Asia Focus Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies
The Asia Focus Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Asian companies.  These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  The Fund considers an issuer of securities to be an Asian company if: (1) it is organized under the laws of a country in Asia or has a principal office in a country in Asia; (2) it derives a significant portion (i.e., 50% or more) of its total revenues from business in the Asia region; or (3) its equity securities are traded principally on a stock exchange in Asia or in an over-the-counter market in Asia.  By applying this test, it is possible that a particular issuer could be deemed to be from more than one region or country.  The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

Under normal market conditions the Asia Focus Fund will invest in at least four different countries.  These countries include but are not limited to:

Mainland China, Hong Kong, Taiwan, South Korea, Singapore, Thailand, Malaysia, Philippines, Vietnam, Indonesia, India, Pakistan, Bangladesh, and Sri Lanka.

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The number of holdings in the Fund as of December 31, 2013 was 37.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.

Except as noted above, the Board may change the Asia Focus Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.  When the Fund takes a temporary defensive position, it may not achieve its investment objective.  The Fund will not engage in market timing.  The philosophy of the Fund is to remain invested.

Principal Risks
Return to Asia Focus Fund Summary Section

As discussed in the Summary Section and described further below, the Asia Focus Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities.  Investing in this Fund may be more risky than investing in a Fund that invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.

In addition, investing in common stocks entails a number of risks.  The stock markets in which the Asia Focus Fund invests may experience periods of volatility and instability.  A variety of factors can negatively impact the value of common stocks.  These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

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The Asia Focus Fund is non-diversified.  It may hold larger positions in a relatively small number of stocks.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Asia Focus Fund.

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Asia Pacific Dividend Builder Fund (formerly the Asia Pacific Dividend Fund)
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Investment Objective
The Asia Pacific Dividend Builder Fund’s investment objective is to provide investors with dividend income and long-term capital growth.

Principal Investment Strategies
The Asia Pacific Dividend Builder Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-producing equity securities of Asia Pacific companies.  These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  The Fund considers an issuer of securities to be an Asia Pacific company if: (1) it is organized under the laws of a country in the Asia Pacific region or has its headquarters in a country in the Asia Pacific region; (2) it derives a significant portion (i.e., 50% or more) of its total revenues from business in the Asia Pacific region but is listed elsewhere; or (3) its equity securities are traded principally on a stock exchange in the Asia Pacific region or in an over-the-counter market in the region.  By applying this test, it is possible that a particular issuer could be deemed to be from more than one region or country.  The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

The Advisor uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth.  The Advisor seeks to invest in companies that have returned a real cash flow return on investment of at least 8% for each of the last 8 years, and, in the opinion of the Advisor, are likely to grow their dividend over time.

The Asia Pacific Dividend Builder Fund seeks to allow investors the opportunity to profit from the transition of Asia Pacific economies as they move from developing to developed economies.  In the Advisor’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region.  This strategy is designed to both reduce risk and provide some income.

Under normal market conditions the Asia Pacific Dividend Builder Fund will invest in at least four different countries.  These countries include but are not limited to:

• Australia	• Indonesia	• South Korea
• Bangladesh	• Malaysia	• Sri Lanka
• China	• New Zealand	• Taiwan
• Hong Kong	• Pakistan	• Thailand
• India	• Philippines	• Vietnam
• Japan	• Singapore

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The number of holdings in the Fund as of December 31, 2013 was 36.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies domiciled in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets.  The Advisor may also consider investing in securities that are deemed likely to become income-producing.

Except as noted above, the Board may change the Asia Pacific Dividend Builder Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.  When the Fund takes a temporary defensive position, it may not achieve its investment objective.  The Fund will not engage in market timing.  The philosophy of the Fund is to remain invested.

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Principal Risks
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As discussed in the Summary Section and described further below, the Asia Pacific Dividend Builder Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities.  Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.

In addition, investing in common stocks entails a number of risks.  The stock markets in which the Asia Pacific Dividend Builder Fund invests may experience periods of volatility and instability.  A variety of factors can negatively impact the value of common stocks.  These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Asia Pacific Dividend Builder Fund is non-diversified.  It may hold larger positions in a relatively small number of stocks.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Asia Pacific Dividend Builder Fund.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISK

China & Hong Kong Fund
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Investment Objective
The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong.

Principal Investment Strategies
The China & Hong Kong Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the following types of equity securities:(1) equity securities of companies organized under the laws of China or Hong Kong;(2) equity securities of companies that derive at least 50% of their revenues from business activities in China and/or Hong Kong, but which are listed and traded elsewhere; or (3) equity securities of companies that are primarily traded on the China or Hong Kong exchanges.  By applying this test, it is possible that a particular issuer could be deemed to be from more than one region or country.  The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

Equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  The China & Hong Kong Fund normally invests at least 65% of its total assets in companies included in the Hang Seng Composite Index, although the actual weightings of the Hang Seng Composite Index companies held in the Fund’s portfolio may vary, as the companies leave the index or new indices are created.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.

Except as noted above, the Board may change the China & Hong Kong Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unsuitable and would impair the pursuit of the China & Hong Kong Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.  When the Fund takes a temporary defensive position, it may not achieve its investment objective.  The Fund will not engage in market timing.  The philosophy of the Fund is to remain invested.

Principal Risks
Return to China & Hong Kong Fund Summary Section

As discussed in the Summary Section and described further below, the China & Hong Kong Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities.  Investing in this Fund may be more risky than investing in a Fund that invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.

In addition, investing in common stocks entails a number of risks.  The stock markets in which the China & Hong Kong Fund invests may experience periods of volatility and instability.  A variety of factors can negatively impact the value of common stocks.  These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

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The China & Hong Kong Fund is non-diversified.  It may hold larger positions in a relatively small number of stocks.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

The following additional risks apply to the China & Hong Kong Fund:

▪
China’s system of government is totalitarian and has been run by the Communist Party of China since the founding of the People’s Republic of China in 1949. The system is not democratic, there is no popular representation and decision making can be both opaque and arbitrary.

▪
China has a long history of tensions with its neighbors. There have been long-running territorial disputes with several neighbors, not the least of which is the continuing dispute over the status of Taiwan. Military conflict with other countries could disrupt economic development and could destabilize the entire region.

▪
China’s growing economic power has changed the geopolitical picture in Asia with growing tensions between China and the other Asian giants, Japan and India. China is also exposed to possible upheavals in the Korean peninsula. All of these carry the risk of weakening economic growth and development.

▪
Social tensions stemming from China’s rapid growth have increased alongside growing income inequality. The risk of social unrest, as happened in 1989 in Tiananmen Square and across China or more recently in Tibet, could precipitate a government reaction that could reverse China’s recent growth policies.

▪
A program of economic and administrative reform was begun in 1978. These reforms cover state-owned industrial enterprises, the establishment of privately owned businesses, private property ownership, deregulation of prices and trade tariffs and reform of the legal system. These have all contributed a substantial rise in prosperity over the last thirty years but they could be altered, stopped or reversed at any time.

▪	The risk of nationalization, expropriation or confiscation of property may be higher in China than in other countries.

▪
The legal system is still based on statutes promulgated by various state bodies dealing with economic matters such as foreign investment, company organization and governance, commerce, taxation and trade. However, these laws are quite recent with published court decisions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain.

▪
China is still a developing economy with significant disparities in progress both geographically and between sectors. This puts strain on China ageing infrastructure and on its financial system. This presents a number of risks to businesses by increasing volatility and the possibility of loss.

▪
While China’s domestic economy is now large, the consumer sector is still in its infancy and China therefore relies on exports to a significant degree. The risk of trade disputes with China’s major trading partners in the US and EU could damage trade.

▪
China’s increasing search for supplies of natural resources is leading it to develop trade relations with countries which are, or may become, subject to sanctions imposed by the United Nations and/or the United States and European Union.

▪
There is also risk posed by changes in the value of the currency against the U.S. dollar and the currencies of China’s trading partners; China’s currency is not yet freely convertible; and there is also the risk that an increase in inflationary pressures may push interest rates significantly higher.

▪
Investments in this Fund are not diversified across other countries and exposure to China-specific risks is much higher than would be for a more geographically diversified fund and may result in greater volatility.

▪	Investments in companies exposed to China may be affected by inflation, interest rate and inflation rate fluctuations that are specific to China.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the China & Hong Kong Fund.

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Global Energy Fund
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Investment Objective
The Global Energy Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies
The Global Energy Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of both U.S. and non-U.S. companies principally engaged in the production, exploration or discovery, or distribution of energy including the research and development or production of alternative energy sources.  For purposes of this policy, the term “principally engaged” means that the company must derive at least 50% of its annual gross revenues from the activities listed above.  The Fund will not change this policy unless it gives shareholders at least 60 days advance notice.  The Advisor believes that growing demands on existing energy supplies, in particular petroleum-based energy supplies, could lead to higher prices for this and other traditional energy sources and the profitable development of alternative sources of energy.

These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities.  For this purpose, a “global security” means a security issued by a company with significant business activities outside the U.S., including but not limited to:

•	Having significant assets, revenues or profits coming from outside the U.S.;
•	Operating significant business activities outside the U.S.;
•	Having shares principally traded on an exchange or market outside the U.S.;
•	Organized under the laws of a country other than the U.S.;
•	Receiving significant economic inputs (including but not limited to raw materials, components or supplies) from sources outside the U.S.;
•	Forming part of a benchmark of an index and identified by the index creator as a non-U.S. security; or
•	Accessing capital markets outside the U.S.

By applying these tests, it is possible that a particular issuer could be deemed to be from more than one region or country.  The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The number of holdings in the Fund as of December 31, 2013 was 46.  The Fund will invest in securities of companies without regard to market capitalization and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.

Except as noted above, the Board may change the Global Energy Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Global Energy Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.  When the Fund takes a temporary defensive position, it may not achieve its investment objective.  The Fund will not engage in market timing.  The philosophy of the Fund is to remain invested.

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Principal Risks
Return to Global Energy Fund Summary Section

As discussed in the Summary Section and described further below, the Global Energy Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities.  Investing in the Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.

In addition, investing in common stocks entails a number of risks.  The stock markets in which the Global Energy Fund invests may experience periods of volatility and instability.  A variety of factors can negatively impact the value of common stocks.  These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

The Fund is subject to the risk that the earnings, dividends, and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels.  Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including international political developments; production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries; relationships among OPEC members and other oil-producing countries and between these countries and oil-importing nations; energy conservation; foreign, federal and state regulatory environments; tax policies; and the economic growth and political stability of the key energy-consuming and energy-producing countries.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Global Energy Fund is non-diversified.  It may hold larger positions in a relatively smaller number of stocks.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Global Energy Fund.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Global Innovators Fund
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Investment Objective
The Global Innovators Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies
The Global Innovators Fund will seek to obtain its investment objectives through focused investment in securities of companies that the Advisor believes are positioned from one or more of the following: advances in technology, advances in communications, globalism or innovative management.

The Global Innovators Fund invests in securities of companies that the Advisor believes are positioned for advances in technology, communications, globalism or innovative management.  The Global Innovators Fund, will not be restricted to U.S. based companies.  The Fund will consider all companies in the world’s developed stock markets, such as the United Kingdom and other stock markets in the European Union.  The Fund also may consider investments in developed and emerging stock markets in the Far East, such as Japan, Hong Kong, China, Singapore, Korea, Taiwan, Malaysia and Thailand.  Other developed and emerging stock markets such as Australia, New Zealand, South Africa, Canada and Mexico also may be considered.

The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities.  For this purpose, a “global security” means a security issued by a company with significant business activities outside the U.S., including but not limited to:

•	Having significant assets, revenues or profits coming from outside the U.S.;
•	Operating significant business activities outside the U.S.;
•	Having shares principally traded on an exchange or market outside the U.S.;
•	Organized under the laws of a country other than the U.S.;
•	Receiving significant economic inputs (including but not limited to raw materials, components or supplies) from sources outside the U.S.;
•	Forming part of a benchmark of an index and identified by the index creator as a non-U.S. security; or
•	Accessing capital markets outside the U.S.

By applying these tests, it is possible that a particular issuer could be deemed to be from more than one region or country.  The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  The number of holdings in the Fund as of December 31, 2013 was 29. The Advisor will invest the Global Innovators Fund’s assets in a company’s securities without regard to the issuer’s market capitalization.

The Board may change the Global Innovators Fund’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Global Innovators Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.  When the Fund takes a temporary defensive position, it may not achieve its investment objective.  The Fund will not engage in market timing.  The philosophy of the Fund is to remain invested.

As discussed in the Summary Section and described further below, the Global Innovators Fund is subject to the risks common to all mutual funds that invest in equity securities.  Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.

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Principal Risks
Return to Global Innovators Fund Summary Section

The technology, internet and communications industries or sectors are extremely competitive and subject to rapid rates of change.  The competitive nature of these industries or sectors and rapid rate of change places a challenge on the management of these companies to be successful.

In addition, investing in common stocks entails a number of risks.  The stock markets in which the Global Innovators Fund invests may experience periods of volatility and instability.  A variety of factors can negatively impact the value of common stocks.  These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

The Global Innovators Fund is non-diversified.  It may hold larger positions in a relatively small number of stocks.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Global Innovators Fund.

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Dividend Builder Fund (formerly the Inflation Managed Dividend Fund™)

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Investment Objective

The Dividend Builder Fund seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Principal Investment Strategies
The Dividend Builder Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities in dividend-paying companies that the advisor believes have the ability to consistently increase their dividend payments over the medium term.  The advisor uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating high returns on capital. The advisor seeks to invest in companies that have returned a real cash flow return on investment of at least 10% for each of the last 10 years and, in the opinion of the advisor, is likely to grow its dividend over time.  “Inflation Managed” does not refer to a specific type of security but rather describes a key element of the Fund’s investment strategy. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.  Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Except as noted above, the Board may change the investment policies and strategies of the Dividend Builder Fund without prior notice to shareholders.

When current market, economic, political or other conditions are unsuitable and would impair the Fund’s pursuit of its investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks
Return to Dividend Builder Fund Summary Section

As discussed in the Summary Section and described further below, the Dividend Builder Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities. Investing in the Fund may be more risky than investing in a fund that invests only in U.S. securities due to the increased volatility of foreign markets. You may lose money by investing in this Fund.

In addition, investing in equity securities entails a number of risks.  The stock markets in which the Dividend Builder Fund™ invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks.  These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Risks of Investing in Small- or Mid-Cap Companies
The Fund will invest in securities issued by companies of all capitalization.  The following risks are common to all mutual funds that are exposed to small-capitalization or mid-capitalization companies (those with a market value of less than U.S. $1 billion or U.S. $5 billion, respectively). As a general rule, investments in small- or mid-cap companies are more risky than investments in larger companies for the following reasons, among others:

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•	Limited Product Line. Small-or mid-cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns;
•	Illiquidity. Securities of small- or mid-cap companies may be traded less frequently than that of larger companies;
•	Limited Resources. Small- or mid-cap companies have more limited financial resources; and
•	Volatility. The performance of small- or mid-cap companies may be more volatile.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Dividend Builder Fund™.

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Renminbi Yuan & Bond Fund
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Investment Objective
The Fund’s investment objective is total return.  Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Principal Investment Strategies

Under normal conditions, the Fund will invest a substantial portion of its net assets in Renminbi Yuan-denominated debt instruments that are issued corporations and by the Chinese government (including its agencies or instrumentalities) and traded (i) over the counter in London, Hong Kong or on Euroclear or (ii) in other developing markets, including the China Interbank Bond Market (“CIBM”), and in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan. Renminbi (or “RMB”) is the officially currency of China, with the principal unit being the Yuan.  The Fund may invest up to 20% of its net assets in convertible securities of companies connected to the China region when desirable.  The Fund will also invest in other instruments denominated in Renminbi, Yuan or other currencies, including cash or cash items, bank deposits, certificates of deposit, commercial paper, convertible securities and equity-linked notes.  The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

Renminbi Yuan-denominated bonds are primarily issued by governmental agencies of China, banking and finance companies, other China issuers and have also been issued by global multinational corporations.  The Renminbi Yuan bond markets in London and Hong Kong are newly developed markets, with a relatively small number of issuers.  Some Renminbi Yuan bonds may trade and settle on Euroclear. China recently permitted foreign investors to access CIBM, an over the counter bond market in mainland China.  The Fund intends to purchase and sell Renminbi Yuan-denominated bonds in any permissible market.

The Advisor expects that the Fund’s investments will be connected to the China region, although non-Chinese issuers have issued Renminbi Yuan bonds that are available in the over the counter markets.  The Advisor believes that as the markets develop and more issuers elect to participate, the Fund’s holdings will diversify into issuers not directly connected with the economic performance in China. The Fund’s portfolio will be heavily weighted to banking and finance companies, sovereign debt issued by China and its agencies and instrumentalities, Chinese companies and companies with significant connections to the Chinese economy.  For this purpose, securities issued by “the government of China, its agencies and instrumentalities” do not include securities issued by separately incorporated enterprises (even if the government of China is a principal investor).

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of issuers and terms of bond issues). The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have a limited number of holdings.  The Fund may hold securities of all market capitalization companies, including companies in emerging markets.  The Fund may invest in securities having short, medium or long-term maturities, which may be “investment grade” or below “investment grade”.

The People’s Bank of China recently adopted a pilot program for foreign investors to participate in the CIBM, an over the counter bond market in which investors can trade certain sovereign instruments and corporate debt obligations denominated in RMB.  Commercial banks in China are required to conduct bond activity via the CIBM.  Currently, the Fund intends to seek to obtain access to the CIBM when an application by the Fund is permissible.  There can be no assurance that access to the CIBM will be permitted, obtained or continued.  Additional information about these markets is available in the Statement of Additional Information under the heading Renminbi Bond Market Risks.

The Fund may invest in forward currency contracts, including deliverable and non-deliverable forward contracts, and other derivative instruments (instruments that have a value based on another instrument, exchange rate or index). The Fund intends to use forward currency contracts for settlement purposes. The Fund may use non-deliverable forward contracts or other derivative instruments as a substitute for conventional Renminbi Yuan -denominated securities if such conventional securities are not available.  The Fund is not required to use derivatives at all. Under normal market conditions, the Advisor expects that the Fund’s derivative exposures will not exceed 10% of the Fund’s portfolio.  Except as noted above, the Board may change the Renminbi Yuan & Bond Fund’s investment policies and strategies without prior notice to shareholders.

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When current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Renminbi Yuan & Bond Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.  When the Fund takes a temporary defensive position, it may not achieve its investment objective.  The Fund will not engage in market timing.  The philosophy of the Fund is to remain invested.

Principal Risks
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As discussed in the Summary Section and described further below, the Renminbi Yuan & Bond Fund is subject to the risks common to all mutual funds that invest in fixed income securities and foreign securities.  Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.

An investment in a fund with exposure to the securities markets in the China region involves certain risks and special considerations not typically associated with investment in more developed economies or markets.  These risks include greater government control over the economy, political and legal uncertainty, currency fluctuations or exchange limitations, the risk that China’s government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets.  Additionally, the markets for Renminbi Yuan bonds are emerging markets characterized by relatively few numbers of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility as compared to more developed markets.  Newly developed securities markets may be subject to additional risks, including lack of developed regulation, periods of volatility and instability and market suspension.  Methods of settlement and clearing in newly developed markets may be subject to increased risks of error or inefficiency.  Moreover, information about issuers in emerging markets including China may not be as complete, accurate or timely as information about listed companies in other more developed economies or markets.

In addition, investing in debt securities entails a number of risks.  A variety of factors can negatively impact the value of debt securities.  These factors include economic factors, such as the ability of issuers to pay principal and interest as the debt becomes due, interest rate fluctuations and inflation rates, as well as non-economic factors such as foreign government regulation and political events. The types of debt issues currently available for the Fund to purchase are issued by mid-cap or larger issuers, many of which have maturities of five years or less.  Longer term debt instruments are usually more sensitive to interest rate changes. The Fund may invest in securities of any maturity and quality and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.  Most of the Renminbi Yuan bonds in which the Fund invests will not have a credit rating issued by a Nationally Recognized Statistical Ratings Organization (“NRSRO”), and the Advisor will conduct its own determination of creditworthiness of the issuer.  The debt securities in which the Fund will invest likely will be unsecured obligations.  Debt securities are also subject to liquidity risk, and prepayment risk and extension risk (the risk that borrowers will prepay or defer their payment obligations).

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities or currency in payment of interest or principal.  Moreover, a lack of liquidity or the inability to exchange currency may limit the Fund’s ability to sell securities or to fund redemption requests.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.  Foreign securities markets may have lower volumes of trading, and may involve longer settlement periods and higher transaction costs compared to U.S. markets.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

The Fund’s investments will be made in China’s currency, the Renminbi (RMB), which can be traded offshore (primarily in Hong Kong, at present) or in mainland China. At present, the Fund can buy Renminbi only at the offshore exchange rate.  The offshore and the onshore Renminbi exchange rates may diverge in value, which could decrease the value of the Fund’s investments if the currency is more desirable in one market than in another.  In previous years, the divergence between the offshore and onshore rates has been pronounced but has since narrowed. The government of China may take action that will result in this divergence increasing or decreasing, or may take no action at all. The Fund will have to acquire RMB to make investments, and convert RMB to US dollars to pay redemptions.  There is no guarantee that the Fund will be able to obtain access to the relatively more desirable currency, for investment purposes, and the Fund’s ability to convert RMB to U.S. dollars may be limited.

The Renminbi Yuan & Bond Fund is non-diversified.  It may hold larger positions in a relatively small number of fixed income securities and may be exposed to fewer issuers.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

The following additional risks apply to the Renminbi Yuan & Bond Fund:

▪
China’s system of government is totalitarian and has been run by the Communist Party of China since the founding of the People’s Republic of China in 1949.  The system is not democratic, there is no popular representation and decision making can be both opaque and arbitrary.

▪
China has a long history of tensions with its neighbors.  There have been long-running territorial disputes with several neighbors, not the least of which is the continuing dispute over the status of Taiwan.  Military conflict with other countries could disrupt economic development and could destabilize the entire region.

▪
China’s growing economic power has changed the geopolitical picture in Asia with growing tensions between China and the other Asian giants, Japan and India.  China also is exposed to possible upheavals in the Korean peninsula.  All of these carry the risk of weakening economic growth and development.

▪
Social tensions stemming from China’s rapid growth have increased alongside growing income inequality.  The risk of social unrest, as happened in 1989 in Tiananmen Square and across China or more recently in Tibet, could precipitate a government reaction that could reverse China’s recent growth policies.

▪
A program of economic and administrative reform was begun in 1978.  These reforms cover state-owned industrial enterprises, the establishment of privately owned businesses, private property ownership, deregulation of prices and trade tariffs and reform of the legal system.  These all have contributed a substantial rise in prosperity over the last thirty years but they could be altered, stopped or reversed at any time.

▪	The risk of nationalization, expropriation or confiscation of property may be higher in China than in other countries.

▪
The legal system is still based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, commerce, taxation and trade.  These laws are quite recent with published court decisions based on these being limited and non-binding.  This makes the interpretation and enforcement of these laws and regulations uncertain.

▪
China is still a developing economy with significant disparities in progress both geographically and across sectors.  This puts strain on China’s aging infrastructure and on its financial system.  This presents a number of risks to businesses by increasing volatility and the possibility of loss.

▪
While China’s domestic economy is now large, the consumer sector is still in its infancy and China therefore relies on exports to a significant degree.  The risk of trade disputes with China’s major trading partners in the U.S. and EU could damage trade.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

▪
There is also risk posed by changes in the value of the currency against the U.S. dollar and the currencies of China’s trading partners; China’s currency is not yet freely convertible in all markets; and there is also the risk that an increase in inflationary pressures may push interest rates significantly higher.  The imposition of additional currency exchange limitations could affect the Renminbi Yuan bond markets generally and cause the investments to become illiquid.

▪
The government of China could impose controls on currency conversion and movements in RMB exchange rates that could adversely affect companies in the China region, including issuers of debt instruments in which the Fund invests.

▪
Investments in this Fund are not diversified across other countries and exposure to China-specific risks is much higher than would be for a more geographically diversified fund and may result in greater volatility.

▪
Investments in this Fund may be concentrated in securities issued by the government of China, its agencies and instrumentalities, or banking and financial institutions (organized in China or elsewhere).

▪	Investments in companies exposed to China may be affected by inflation, interest rate and inflation rate fluctuations that are specific to China.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Renminbi Yuan & Bond Fund.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Risks of Investing in Our Funds

General Risks
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As with all mutual funds, investing in our Funds involves certain risks.  We cannot guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past.  You may lose money if you invest in one of our Funds.

The Funds may use various investment techniques, some of which involve greater amounts of risk.  We discuss these investment techniques in detail in the Funds’ Statement of Additional Information (the “SAI”).  To reduce risk, the Funds are subject to certain limitations and restrictions, which we also describe in the SAI.

You should consider the risks described below before you decide to invest in our Funds.  Except as noted, each of these risks applies to each Fund.

Risks of Investing in Mutual Funds
The following risks are common to all mutual funds:

▪
Market Risk.  The market value of a security may go up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than it was at the time of purchase.  Market risk applies to individual securities, a particular sector or the entire economy.  Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities.  In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  These market conditions add significantly to the risk of short term volatility of a Fund.

▪
Management Risk.  There is a risk that the investment strategy does not achieve the Fund’s objective, or that the portfolio manager’s judgment as to the growth, income or dividend potential or value of a security proves to be wrong, or that the Advisor does not implement the strategy properly.

▪
Redemption Risk. There is a risk that a Fund could lose money if it had to sell its securities to meet redemption requests if the redemption requests are unusually large, occur in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities the Advisor wishes to sell to satisfy the redemption requests become illiquid.

The following risk is common to all mutual funds that trade actively:

▪
Portfolio Turnover Risk.  We may trade actively and frequently to achieve a Fund’s goals.  This may result in higher capital gains distributions, which may increase your tax liability if your Fund shares are held in a taxable account.  Frequent trading may also increase the Fund’s costs which would affect the Fund’s performance over time.

The following risk is common to all mutual funds that use derivative instruments:

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

▪
Derivative Risk.  Derivatives are instruments that derive their value from a reference asset, rate or index.  Derivatives are complex in nature and may be more sensitive to changes in economic or market conditions, and contain embedded leverage, which can amplify profits or losses. Derivatives may not accurately track the value of the underlying asset, rate or index they are designed to track.  Derivatives can be mispriced or improperly valued, which can result in increased obligations to counterparties or increased losses.  Using derivatives will also expose the Renminbi Yuan & Bond Fund to the risk that the derivative counterparty will not perform its obligations.  The Advisor’s use of derivative instruments may not achieve the Renminbi Yuan & Bond Fund’s investment goals.  The Advisor intends to use forward currency contracts for settlement purposes, and may use derivatives as a substitute for conventional securities, to gain access to Renminbi- and Yuan-denominated investments when conventional securities are not available.  The Advisor considers these types of derivative investments to be within the Renminbi Yuan & Bond Fund’s 80% investment in Renminbi- and Yuan-denominated investments.

Risk of Investing in Fixed Income Instruments

The following risks are common to mutual funds that invest in fixed income securities:

▪	Main Risks of Debt Securities. Debt securities may be subject to:

•	Credit Risk - The risk that the issuer might not make interest and principal payments when due.
•	Interest Rate Risk - The risk that interest rates rise, decreasing the value of the debt security.
•	Prepayment Risk - The risk that borrowers repay an obligation early, which reduces its value and requires the Fund to make new investments at a potentially lower interest rate.
•	Extension Risk - The risk that borrowers will repay a debt obligation more slowly, because interest rates have increased or for other reasons.

▪
Fixed Income Market Risks. Economic and other market developments can adversely affect global fixed income securities markets. Investors may develop concerns about the ability of issuers of debt securities to make timely principal and interest payments, or the ability of financial institutions to facilitate or maintain an orderly market in debt securities.  These concerns can contribute to increased volatility in the securities in which the Fund invests.  Under some circumstances, such as in 2008 and 2009, debt securities markets can experience reduced liquidity or other adverse credit conditions.  These types of market conditions may limit the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Risks of Investing in Foreign Securities
The following risks are common to mutual funds that invest in foreign securities:

▪
Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards.  Corporate financial information that would be disclosed under U.S. law may not be available.  Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.  Additionally, government oversight of foreign securities exchanges and brokerage industries may be less stringent than in the United States.

▪
Currency and Currency Exchange Risk. Most foreign stocks are denominated in the currency of the country where they are traded.  Each Fund’s net asset value per share (“NAV”) is denominated in U.S. dollars.  The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore the NAV of a Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund’s stocks are denominated.  The Renminbi Yuan & Bond Fund’s investments are primarily denominated in Renminbi (which is not currently a freely convertible currency and is subject to exchange controls and restrictions) or other currencies.  Accordingly, investments in and by the Renminbi Yuan & Bond Fund will be subject to currency fluctuations.  There can be no assurance that the Renminbi will not be subject to devaluation or revaluation or that shortages in the availability of foreign currency will not develop.  The Renminbi Yuan & Bond Fund’s ability to convert Renminbi to other currencies may be limited by supplies of Renminbi in Hong Kong banks.  The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

▪
Foreign Securities Market Risks. Foreign securities markets generally have less volume than U.S. markets, which means it may be more difficult for a Fund to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets.  Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs.

▪
Market Concentration.  Many foreign securities markets are more concentrated than the U.S. securities market as a smaller number of companies make up a larger percentage of the market.  Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign securities market than a single company or group of companies would on the U.S. securities market.

▪
Expropriation Risk. Foreign governments may expropriate a Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security.  There may be limitations on a Fund’s ability to pursue and collect a legal judgment against a foreign government.

▪
Special Risks of Developing and Emerging Markets. Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes.  Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets.  Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Risks of Investing in Asia
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The following risks are common to all mutual funds that invest in Asia:

▪
Currency Devaluation.  Over 1997 and 1998, the values of many Asian currencies declined because, among other things, corporations in these countries had to buy U.S. dollars to pay large U.S. dollar-denominated debts.  The decline in the value of these currencies triggered a loss of investor confidence that resulted in a decline in the value of the stock markets of the affected countries.  Similar devaluations could occur in countries that have not yet experienced currency devaluation or could continue to occur in countries that have already experienced such devaluations.

▪
Political Instability.  The economic reforms that Asian nations are instituting under the guidelines of the International Monetary Fund could cause higher interest rates and higher unemployment.  This could, in turn, cause political instability as the people in these nations feel the effects of higher interest rates and higher unemployment, which could cause some Asian nations to abandon economic reform or could result in the election or installation of new governments.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

▪
Foreign Trade.  Asian nations tend to be very export-oriented.  Countries that receive large amounts of Asian exports could enact protectionist trade barriers in response to cheaper Asian exports, which would hurt the profits of Asian exporters.

The following risks are also common to all mutual funds that invest in Renminbi Yuan-denominated instruments:

▪
China Risk.  Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China’s currency, the Renminbi, and the U.S. dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and market concerns about China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system. Chinese issuers may be subject to changes in regulations and tax policies going forward as China has joined the World Trade Organization and has been engaged in economic and financial market liberalization. The Fund’s investments in Chinese issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector may also impact the Fund as the Chinese government continues to liberalize its economy and regulatory system.

▪
Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions be settled in Chinese currency, the Renminbi, and places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi. Foreign investors may exchange foreign currencies only at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect foreign investors such as the Fund. The government of China could devalue the RMB or impose restrictions that would limit the Fund’s ability to profit from appreciation in the RMB.

▪	Competition for Investments. The Fund may face competition from other purchasers for the same investment opportunities, which could adversely affect the Fund in light of the limited number of issuers.

▪
Special Risks of Lower-Grade Securities.  Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

▪
China Tax Risk.  The Fund may establish a reserve for Chinese tax liabilities.  If there is a shortfall in the reserve, the Fund’s NAV may go down because the Fund will ultimately have to pay the additional tax liabilities. The Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed.

▪
Liquidity Risk.  The Renminbi Yuan bonds in which the Fund invests currently are traded in over the counter markets in London and Hong Kong and on Euroclear.  These instruments also are traded in the CIBM which imposes restrictions on access by foreign investors.  The over the counter and CIBM markets may not be liquid or active at all times.  Therefore the Fund may be subject to the risk of not being able to sell its bonds on a timely basis, or will have to sell at a deep-discount to their face values and, as a result, the Fund’s value and liquidity would be adversely affected.

▪
China/Single Country Risk. The markets in the China region that are open to foreign investors are at a developing stage and the market capitalization and trading volume may be lower than those in more developed financial markets.  Market volatility and potential lack of liquidity due to low trading volumes in China’s debt markets may result in prices of securities traded on such markets fluctuating significantly, and may result in substantial volatility in the share price of the Fund.  The Fund’s holdings could be adversely affected if the government of China imposes export restrictions or protectionist trade barriers on the export of goods or services, because these could reduce the ability or desire of an issuer to repay its obligations.

▪
Other Offshore Investor Risk. The opportunity for foreign investors to access certain markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide foreign investors with exposure to such markets.  As a result, foreign investors could have lower returns than domestic investors in the selected countries.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

▪
Emerging Trading Market Risk. Renminbi Yuan-denominated bonds are traded in emerging trading markets characterized by relatively few numbers of issuers and relatively low trading volume, resulting in substantially less liquidity and greater price volatility as compared to more developed markets.  Newly developed securities markets may be subject to additional risks, including lack of developed regulation, periods of volatility and instability and market suspension.  Methods of settlement and clearing in newly developed markets may be subject to increased risks of error or inefficiency.

▪
Over the Counter (“OTC”) Risk. OTC transactions involve risks in addition to those associated with transactions traded on exchanges.  The value of securities that are traded over the counter may be more volatile than exchange-listed securities and the Fund may be subject to liquidity risk, which may cause the Fund to experience difficulty in purchasing or selling these securities at a fair price.  The Fund may be subject to the credit risk of its counterparty to an OTC transaction.  Generally, OTC markets are not as transparent as exchange traded markets.  There is no guarantee that the OTC market in Hong Kong for Renminbi Yuan bonds will be sustained on a long-term basis, or that the Fund will obtain access to the CIBM.

Risks of Investing in Small- or Mid-Cap Companies
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The following risks are common to all mutual funds that invest in small-capitalization or mid-capitalization companies (those with a market value of less than U.S. $1 billion or U.S. $5 billion, respectively).  As a general rule, investments in securities of small- or mid-cap companies are more risky than investments in the securities of larger companies for the following reasons, among others:

▪	Limited Product Line. Small-or mid-cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns;

▪	Illiquidity. The securities of small- or mid-cap companies may be traded less frequently than that of larger companies;

▪	Limited Resources. Small- or mid-cap companies have more limited financial resources; and

▪	Volatility: The securities’ price performance of small- or mid-cap companies may be more volatile.

Risk of Investing in a Non-Diversified Fund
Except for the Dividend Builder Fund™, each Fund is a “non-diversified” Fund.  This means that, as compared to mutual funds that are diversified, each Fund may invest a greater percentage of its total assets in the securities of a single issuer.  As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds.  This may make a Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

MANAGEMENT OF THE FUNDS

MANAGEMENT OF THE FUNDS

Investment Advisor
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Guinness AtkinsonTM Asset Management, Inc. is the investment advisor for the Guinness AtkinsonTM Funds.  Guinness AtkinsonTM supervises all aspects of the Funds’ operations and advises the Funds, subject to oversight by the Board.  For providing these services, during the fiscal year ended December 31, 2013, the Funds paid Guinness AtkinsonTM the annual advisory fees shown below, expressed as a percentage of the Funds’ average daily net assets, after waivers and expense reimbursements.  Fee waivers and expense reimbursements are discussed further under Fund Expenses.

Effective Advisory Fee Rate Paid During 2013
Alternative Energy Fund	0.87%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund(1)	0.00%(2)
China & Hong Kong Fund	1.00%
Global Energy Fund(3)	0.75%
Global Innovators Fund(3)	0.75%
Dividend Builder FundTM(4)	0.00%(2)
Renminbi Yuan & Bond Fund	0.48%

(1)	Until December 8, 2014, the Fund was named the Asia Pacific Dividend Fund.
(2)	The Advisor waived its entire advisory fee during the year ended December 31, 2013.
(3)	The Advisor charges the Fund the following breakpoint fee schedule as a percentage 0.75% for the first $500 million; and 0.60% on assets in excess of $500 million.
(4)	Until December 8, 2014, the Fund was named the Inflation Managed Dividend Fund™.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement for the Guinness AtkinsonTM Funds  is available in these Funds’ Semi-Annual Report to shareholders dated June 30, 2014.

Guinness AtkinsonTM is a Delaware corporation with offices in the United States and London.  The U.S. offices are located at 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367.  Guinness Atkinson’s London office is located at 14 Queen Anne’s Gate, London, England, SW1H 9AA.  Founded in November 2002 by then-current and former senior executives of Investec Asset Management U.S. Limited (“Investec”), Guinness AtkinsonTM, as of March 31, 2014, managed approximately $370 million in mutual fund assets.  Guinness AtkinsonTM is under common control with Guinness Asset Management Limited and Guinness Capital Management Limited, also located at 14 Queen Anne’s Gate, London, England, SW1H 9AA.  These three entities share offices and other resources.

Portfolio Management.  The Funds’ portfolios are managed by experienced portfolio managers as described below.  The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

MANAGEMENT OF THE FUNDS

Portfolio Manager	Business Experience During the Past Five Years
Timothy W.N. Guinness Global Energy Fund
Timothy W.N. Guinness is the lead manager of the Global Energy Fund (since inception—June 2004).  Previously, he also served as lead manager of the Global Innovators Fund (2003 to April 2013) and the Alternative Energy Fund (2006 to April 2010) and co-manager of the Asia Focus Fund (2003 to April 2010), Asia Pacific Dividend Builder Fund (since inception—March 2006 to April 2010), China & Hong Kong Fund (2003 to April 2010), and the Renminbi Yuan & Bond Fund (since inception in June 2011 to April 2013).  Mr. Guinness has served as Guinness AtkinsonTM’s Chairman and Chief Investment Officer since the firm’s founding.  Mr. Guinness graduated from Cambridge University in 1968 with an MA in Engineering and an MSc in Management Science from Massachusetts Institute of Technology in 1970.

Edmund Harriss Asia Focus Fund Asia Pacific Dividend Builder Fund China & Hong Kong Fund Renminbi Yuan & Bond Fund
Edmund Harriss is the lead manager of the Asia Focus Fund (since 2003), China & Hong Kong Fund (since 1998) and Renminbi Yuan & Bond Fund (since June 2011) and manager of the Asia Pacific Dividend Builder Fund (since inception in March 2006).  Previously, he also served as co-manager of the Global Energy Fund (2004 to April 2010) and Global Innovators Fund (2003 to April 2010).  Mr. Harriss joined Guinness AtkinsonTM in April 2003, prior to which he was employed by Investec from July 1993 to April 2003.  Mr. Harriss graduated from Oxford University in 1991 with an M.Phil in Management Studies.

Matthew Page Global Innovators Fund Dividend Builder Fund TM
Matthew Page is a co-manager of the Global Innovators Fund (since May 2010) and the Dividend Builder FundTM (since March 2012). Previously, he also served as co-manager of the Alternative Energy Fund (February 2007to April 2013).  He joined Guinness AtkinsonTM in September 2005, prior to which he was employed by Goldman Sachs from July 2004 to August 2005.  He graduated from Oxford University with a Masters in Physics in June 2004.

Edward Guinness Alternative Energy Fund
Edward Guinness is the lead manager of the Alternative Energy Fund (since April 2013) and co-manager (February 2007 to April 2013).  He joined Guinness AtkinsonTM in 2006, where he is responsible for managing assets in both the energy and alternative energy sectors.  Prior to Guinness AtkinsonTM, Edward worked as an analyst at Tiedemann Investment Group in New York from 2003 to 2006.  Prior to that, Mr. Guinness worked in the corporate finance department at HSBC Investment Bank in London between 1998 and 2002.  Mr. Guinness has an MA in Engineering and Management Studies from Cambridge.  Edward Guinness is the son of Timothy W.N. Guinness.

Dr. Ian Mortimer Global Innovators Fund Dividend Builder Fund TM
Dr. Ian Mortimer is a co-manager of the Global Innovators Fund (since May 2011) and the Dividend Builder Fund TM (since March 2012).  Previously, he also served as co-manager of the Global Energy Fund (May 2010 to September 2013).  He joined Guinness AtkinsonTM as an analyst in December 2006. From September 2003 to December 2006, Dr. Mortimer completed a PhD in experimental physics at the University of Oxford between September 2003 and November 2006. Dr. Mortimer graduated from University College London with a Masters in Physics in June 2003.

Will Riley Global Energy Fund
Will Riley is the co-lead manager of the Global Energy Fund (since April 2013) and co-manager (May 2010 to April 2013). He joined Guinness AtkinsonTM as an analyst in May 2007. Mr. Riley worked for PricewaterhouseCoopers LLP from 2002 to 2007 having qualified as a Chartered Accountant in 2003.  Mr. Riley graduated from Cambridge University with a Masters in Geography in 1999.

Jonathan Waghorn Global Energy Fund
Jonathan Waghorn is a co-manager of the Global Energy Fund (since September 2013).  He joined Guinness AtkinsonTM in September 2013.  Mr. Waghorn was employed as co-portfolio manager of the Investec Global Energy Fund (the “Investec Fund”) from 2008 to 2012, succeeding Tim Guinness who managed the Investec Fund from 1998 to 2008.  Prior to Investec, he served as co-head of Goldman Sachs’ energy equity research team.   Mr. Waghorn graduated from the University of Bristol with a Masters in Physics in 1995.

MANAGEMENT OF THE FUNDS

Fund Expenses
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In addition to the advisory fees discussed above, the Funds incur other expenses such as shareholder servicing, custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses.  The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses for the Funds to the amounts (“Expense Caps”) shown below of the respective Fund’s average net assets:

Expense Cap through June 30, 2015
Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Builder Fund(1)	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%
Renminbi Yuan & Bond Fund	0.90%
Dividend Builder Fund(2)	0.68%

(1)	Until December 8, 2014, the Fund was named the Asia Pacific Dividend Fund.
(2)	Expense cap through March 31, 2016. Until December 8, 2014, the Fund was named the Inflation Managed Dividend Fund™.

Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by a Fund if requested by the Advisor, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments it made in the prior three fiscal years. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Except for the Dividend Builder Fund, the current Expense Caps are in place through June 30, 2015 and may be renewed annually by the Board. The current Expense Cap is in place through March 31, 2016 for the Dividend Builder Fund.

MANAGEMENT OF THE FUNDS

Distribution and Shareholder Servicing Plans
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Return to Asia Focus Fund Summary Section
Return to Asia Pacific Dividend Builder Fund Summary Section
Return to China & Hong Kong Fund Summary Section
Return to Global Energy Fund Summary Section
Return to Global Innovators Fund Summary Section
Return to Dividend Builder Fund Summary Section
Return to Renminbi Yuan & Bond Fund Summary Section

Distribution Plan.  The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940.  However, currently under this plan, no separate payments from the Funds’ assets are authorized.

Shareholder Servicing Plan.  Each Fund has adopted a Shareholder Servicing Plan.  Shareholder servicing agents provide administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.  For these services a Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets of the shares serviced by the agent.

The Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers.  The Funds may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares.  Shareholder servicing agents may waive all or a portion of their fee periodically.

Additional Payments to Dealers.  The Advisor and the Distributor (and their affiliates) may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Advisor receives from the Funds.  Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.”  In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds to its customers.  You should ask your dealer or financial intermediary for more details about any such payments it receives.

SHAREHOLDER INFORMATION

SHAREHOLDER INFORMATION

How to Purchase, Exchange, and Redeem Shares
Return to Alternative Energy Fund Summary Section
Return to Asia Focus Fund Summary Section
Return to Asia Pacific Dividend Builder Fund Summary Section
Return to China & Hong Kong Fund Summary Section
Return to Global Energy Fund Summary Section
Return to Global Innovators Fund Summary Section
Return to Dividend Builder Fund Summary Section
Return to Renminbi Yuan & Bond Fund Summary Section

Investors can open an account using any of the account types shown below with at least the investment minimum amount provided earlier in the Funds’ Summary Sections.

Regular	Retirement
▪ Individual	▪ Roth IRA
▪ Joint Tenant	▪ Regular IRA
▪ UGMA/UTMA	▪ Rollover IRA
▪ Trust	▪ Roth Conversion
▪ Corporate	▪ SEP IRA
▪ 401 (k)

Investors may purchase, exchange or redeem each Fund’s shares at the Fund’s NAV next computed after receipt of the order.  Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open.

To purchase, exchange or redeem shares of the Funds, investors must submit orders to the Funds by the applicable cut-off time to receive the NAV calculated on that day.  If an order is received after the applicable cut-off time, it will be processed the next business day.  The cut-off time for the Guinness AtkinsonTM Funds is the close of the NYSE (generally 4:00 p.m. Eastern Time).

Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Funds may be placed.  The Funds’ transfer agent is open from 9:00 a.m. to 8:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Please note that the value of your account may be transferred to your state of residence if no activity occurs in the account within the time period specified by your State’s abandoned property laws.

Householding.  In an effort to decrease costs, Guinness AtkinsonTM Funds will reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at 1-800-915-6566 to request individual copies of these documents.  Guinness AtkinsonTM Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Electronic Delivery. The Guinness Atkinson™ Funds offer shareholders the option to receive account statements, prospectuses, tax forms and reports online. To sign up for eDelivery, please visit www.gafunds.com or contact the Funds at 1-800-915-6565.

Frequent Trading or Market Timing.  Each Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.  Frequent trading of Fund shares or market timing can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.  Therefore, the Funds do not believe that it is in the interests of their shareholders to accommodate market timing, and have adopted policies and procedures designed to discourage these practices.

SHAREHOLDER INFORMATION

To discourage market timing activity, the Funds reserve the right to restrict or refuse any purchase orders or exchanges, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Funds) and without prior notice.  The Funds may reject any purchase or exchange request that the Funds regard as disruptive to efficient portfolio management.  The advisor believes that four of the Guinness Atkinson Funds are more susceptible to frequent trading.  These Funds are the Asia Focus Fund, Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund and the Renminbi Yuan & Bond Fund. What makes these Funds more vulnerable is the fact that they hold securities in markets that open and close before the US markets begin daily operations and there is an inherent time lag between the last valuation point in these markets and the valuation point for the Funds. Each of these Funds systematically utilize fair value pricing to prevent market timers from engaging in time zone arbitrage.  In addition, these four Funds impose fees on certain redemptions.  A redemption fee is uniformly imposed on all Fund shares of these Funds held for 30 days or less, except as otherwise described in “Redemption Fees” below.

The advisor has some limited procedures in place to identify abusive trading. Identifying abusive trading activity is complex and subjective and the Funds may not identify all trades or trading practices that might be considered abusive, in part because the Funds receive purchase and sale orders through group or omnibus accounts.  The Funds have entered into information sharing agreements with financial intermediaries under which these intermediaries must provide the Funds, at the Funds’ request, with information about their customers that invest in the Funds through omnibus accounts.  The Funds will use this information, if possible, to identify abusive trades or trading practices and restrict or reject trades and impose the redemption fee. The financial intermediaries are contractually required to follow the Funds’ instructions to restrict or prohibit future purchases by shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  There is no guarantee that information provided by financial intermediaries will be accurate or that the Funds will be able to use that information to discover and restrict or prevent abusive trading.  The Funds’ ability to monitor or discourage abusive trading practices in omnibus accounts may be limited.

Funds that primarily hold foreign securities often value their assets as of the close of the relevant local markets, although the time at which these funds calculate their net asset value per share (the “Valuation Point”) may be much later in the day.  The resulting potential arbitrage between a security’s value at the local market close and the Valuation Point may give rise to market timing of such funds.  The fair value pricing procedure is one measure to discourage such behavior, as is the redemption fee which is imposed on the Asia Focus Fund, Asia Pacific Dividend Builder Fund, China & Hong Kong Fund and the Renminbi Yuan & Bond Fund.

Purchasing
How to Purchase Shares.  You may purchase shares of any Guinness AtkinsonTM Fund or Prime Obligations Fund by mail, wire or through the Automatic Investment Plan.  You may exchange shares of any Guinness AtkinsonTM Fund for shares of another Guinness AtkinsonTM Fund or First American Prime Obligations by mail or phone.  A broker may charge you a transaction fee for making a purchase for you.

Mail
To purchase by mail, you should:
▪	Complete and sign the account application;
▪	To open an account, write a check payable to: “Guinness AtkinsonTM Funds”;
▪	Send your account application and check or exchange request to one of the following addresses:

For regular mail delivery:	For an overnight delivery:
Guinness AtkinsonTM Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Guinness AtkinsonTM Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

SHAREHOLDER INFORMATION
The Guinness AtkinsonTM Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, or purchase applications or redemption requests does not constitute receipt by the transfer agent of the funds.

Guinness AtkinsonTM Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  All purchases must be made in U.S. dollars drawn on a bank located in the United States.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

Additionally, shares of the Funds have not been registered for sale outside of the United States.

Wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You can mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Call the transfer agent at 1-800-915-6566 between 9:00 a.m. and 8:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire.  This will ensure proper credit.

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Guinness AtkinsonTM Funds, [Name of Fund]
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire.  Neither the relevant Fund nor the transfer agent will be responsible for delays resulting from the banking or Federal Reserve wire systems.  You will receive the NAV from the day that your wired funds have been received by the relevant Fund or the transfer agent.  Wires received after the close of the NYSE will be considered received by the next business day.

Telephone
You can make additional investments into your account by telephone by first checking the appropriate box on your account application form authorizing telephone purchases.  If your account has been open for at least 15 days, call the Funds toll free at 1-800-915-6566 and you will be allowed to move amounts of $250 or more from your bank account to your Fund account upon request.  Shares of the Funds will be purchased in your account at the NAV determined on the day your order is placed prior to market close (generally 4:00 p.m. Eastern Time); any purchase requests made after market close will receive the Funds next calculated NAV price.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

Automatic Investment Plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $100.  Once an account has been opened, you can make additional purchases of shares of the Funds through an AIP.  The AIP provides a convenient method to have monies deducted directly from your bank account for investment into the Funds. AIP is not available for the Dividend Builder Fund™ and the Renminbi Yuan & Bond Fund.  You can make automatic monthly, quarterly or annual purchases of $100 or more into the Funds.  Only bank accounts held at domestic institutions that are ACH members may be used for this option. If you wish to change the amount of your investment or to terminate the plan, please contact the transfer agent 5 days prior to the effective date.  Additionally, the transfer agent will charge a $25 fee for any payment returned.  The Funds may alter, modify or terminate the AIP at any time.  To begin participating in the AIP, please complete the Automatic Investment Plan section found on the account application or contact the Funds at 1-800-915-6566.

SHAREHOLDER INFORMATION

Purchase Order Cut-Off
We may cease taking purchase orders for the Funds at any time when we believe that it is in the best interest of our current shareholders.  The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Funds for the short-term when the markets are highly volatile.

Exchanging and Redeeming
How to Exchange and Redeem Shares.  You may exchange or redeem shares by mail or telephone. When you exchange shares, you are treated for federal income tax purposes as if you sold shares of one Guinness AtkinsonTM Fund and bought shares of another Fund or of the First American Prime Obligations Fund. You may realize either a gain or loss on the shares exchanged or redeemed and will be responsible for paying the appropriate taxes.  If you exchange or redeem through a broker, the broker may charge you a transaction fee.  If you purchased your shares by check, you may not receive your redemption proceeds until your check has cleared, which may take up to 15 calendar days.  Redemptions and exchanges will be processed only on a day during which the NYSE is open for business.  You may receive the proceeds of redemption by wire or through a systematic withdrawal plan as described below.  Please note that certain fees may apply depending on the timing or manner in which you redeem or exchange shares.  These are further described below.

Requests to redeem or exchange shares are processed at the NAV next calculated after we receive your request in proper form.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not the Fund should withhold federal income tax from the redemption proceeds.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to withholding equal to 10% of the redemption proceeds.

Mail
To exchange or redeem by mail, please:

▪	Provide your name and account number;
▪	Specify the number of shares or dollar amount and the Fund name or number;
▪	To exchange shares, specify the name of the Fund (either another Guinness AtkinsonTM Fund or the First American Prime Obligations Fund) you want to purchase;
▪
Sign the redemption or exchange request (the signature must be exactly the same as the one on your account application).  Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and

▪	Send your request to the appropriate address as given under purchasing by mail.

If your exchange represents an initial investment into the First American Prime Obligations Fund, a new account application will be required and the minimum initial investment must be met.

First American Prime Obligations Fund
Although Guinness AtkinsonTM does not operate a money market fund, you may exchange shares of the Funds for shares of the First American Prime Obligations Fund (“Prime Obligations”).  U.S. Bancorp Asset Management, Inc., an affiliate of the Funds’ distributor and transfer agent, advises Prime Obligations.  U.S. Bancorp Asset Management, Inc.’s  address is 800 Nicollet Mall, Minneapolis, Minnesota 55402.  You may only exchange into shares of Prime Obligations if they are available to residents of the state in which you reside.  Please obtain and read the Prime Obligations prospectus before you decide to invest.  You may request a Prime Obligations prospectus and the necessary account applications by calling 1-800-915-6566.  Exchanges into Prime Obligations must meet the minimums as stated in the prospectus and a separate application form will be required for any initial investment.

SHAREHOLDER INFORMATION

This exchange privilege does not constitute an offering or recommendation on the part of the Funds or Advisor of an investment in Prime Obligations.  This exchange privilege is offered as a convenience to the Funds’ shareholders.  Please note that when exchanging from a Fund into Prime Obligations, you will begin accruing income from Prime Obligations the day following the exchange.  When exchanging less than all of the balance from Prime Obligations to a Guinness AtkinsonTM Fund, your exchange proceeds will exclude accrued and unpaid income from Prime Obligations through the date of exchange.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Telephone
You may redeem or exchange your shares of your Guinness AtkinsonTM Fund by telephone if you authorized telephone redemption and/or exchange on your account application.  In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the transfer agent a written request.  The request must be signed by each shareholder of the account.  The transfer agent may require a signature(s) guarantee.  To exchange or redeem by telephone, call the transfer agent at 1-800-915-6566 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business.  Shares of the Fund will be sold or exchanged in your account at the NAV determined on the day your order is placed prior to market close (generally 4:00 p.m. Eastern Time); any exchange or redemption requests made after market close will receive the Funds next calculated NAV price.  For your protection against fraudulent telephone transactions, we will use reasonable procedures to verify your identity.  As long as we follow these procedures, we will not be liable for any loss or cost to you if we act on instructions to redeem your account that we reasonably believe to be authorized by you.  You will be notified if we refuse telephonic redemption or exchange transaction.  Once a telephone transaction is placed, it cannot be cancelled or modified.  Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions.  If this is the case, please send your exchange or redemption request by mail or overnight courier.

Proceeds
If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application.  The minimum wire amount is $500 and there is a $15 fee for each wire transfer.  When proceeds are sent via the ACH network, the funds are usually available in 2-3 business days.

Systematic Withdrawal Plan
If you own or are purchasing shares of a Fund having a current value of at least $1,000, you may participate in a Systematic Withdrawal Plan (“SWP”).  The SWP provides for automatic redemptions of at least $100 on a monthly, quarterly, semi-annually or annual basis.  These redemptions may result in a taxable gain or loss.  You may have the proceeds of the SWP sent by check to your address of record or by electronic funds transfer via the ACH network to the bank account designated by you on your Fund account application.  You may establish the SWP by completing this section on the account application or by calling the Funds at 1-800-915-6566.  You may terminate or modify your participation in the Plan by calling the Transfer Agent five days prior to the next scheduled payment.

Signature Guarantee
If (a) the proceeds of any redemption exceed $50,000, (b) the redemption proceeds are to be payable or sent to a person, address or bank account not on record, (c) you are establishing or modifying certain services on an account, (d) a change of address request has been received by the transfer agent within the last 15 days, or (e) when ownership changes on an account, the signature(s) on the redemption request must be stamped with a signature guarantee.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

SHAREHOLDER INFORMATION

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts.  In case of any questions, please contact the Funds in advance by calling 1-800-915-6566. The Funds or the transfer agent may require a signature guarantee in other instances.

Investment Broker or Dealer
You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares.  When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the transfer agent, and you will pay or receive the NAV next calculated by the Funds.  The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records.  Certain brokers may have an earlier cut-off time for placing orders.

The Funds may pay the broker or its agent for maintaining these records as well as providing other shareholder services.  The broker (or its agent) may charge you a fee for handling your order.  The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

SHAREHOLDER INFORMATION

Additional Exchange/Redemption Information

Redemption Fee
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Return to Asia Focus Fund Summary Section
Return to Asia Pacific Dividend Builder Fund Summary Section
Return to China & Hong Kong Fund Summary Section
Return to Global Energy Fund Summary Section
Return to Global Innovators Fund Summary Section
Return to Dividend Builder Fund Summary Section
Return to Renminbi Yuan & Bond Fund Summary Section

You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem or exchange your shares of the Asia Focus Fund, Asia Pacific Dividend Builder Fund, China & Hong Kong Fund or the Renminbi Yuan & Bond Fund within 30 days of purchase.

There will be no redemption fee on the redemption or exchanges of shares acquired through reinvestment of distributions.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of its long-term shareholders.

Although each Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances including when it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee, or upon redemptions by seed investors.

Small Accounts.  To reduce our expenses, we may redeem an account if the total value of the account falls below $500 due to redemptions.  You will be given 30 days prior written notice of this redemption.  During that period, you may purchase additional shares to avoid the redemption.

Check Clearance.  The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears.  If the check does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the transfer agent.  This delay can be avoided by purchasing shares by wire.

Exchange Limit.  In order to limit expenses, we reserve the right to limit the total number of exchanges you can make in any year to four.

Suspension of Redemptions.  We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Customer Identification Program.  Please note that, in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the transfer agent may not be able to open your account.  Please contact the transfer agent at 1-800-915-6566 if you need additional assistance when completing your application.  If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to close your account or take any other action they deem reasonable or required by law.

SHAREHOLDER INFORMATION

Pricing Fund Shares
Net Asset Value.  The NAVs of all of the Guinness AtkinsonTM Funds are determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time).

Each Fund’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares.  This procedure is in accordance with Generally Accepted Accounting Principles.  Each Fund’s securities are based upon readily available price quotations.  Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Funds’ officers under methods authorized by the Board.

Because each Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the NAV of each Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Fair Value Pricing.  The occurrence of certain events after the close of foreign markets, but before a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, an affected Fund will value foreign securities at fair value, taking into account such events, in calculating NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

With respect to all of the Funds, if market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects fair value.  The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that, in the judgment of the Fund’s Valuation Committee, does not represent fair value.  The Funds also may fair value a security if the Fund’s Valuation Committee believes that the market price is stale and does not reflect a fair market value.

There can be no assurance that any Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.  In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value.  Fair valuations generally remain unchanged until new information becomes available.  Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

SHAREHOLDER INFORMATION

Distributions and Taxes
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Return to Asia Pacific Dividend Builder Fund Summary Section
Return to China & Hong Kong Fund Summary Section
Return to Global Energy Fund Summary Section
Return to Global Innovators Fund Summary Section
Return to Dividend Builder Fund Summary Section
Return to Renminbi Yuan & Bond Fund Summary Section

Dividends and Capital Gains Distributions.  All Funds distribute all or most of their net investment income and net capital gains to shareholders.  Dividends (investment income) for all the Funds, except for the Asia Pacific Dividend Builder Fund, the Dividend Builder Fund and the Renminbi Yuan & Bond Fund, are normally declared and paid annually, in December.  Each of the Asia Pacific Dividend Builder Fund, the Dividend Builder Fund and the Renminbi Yuan & Bond Fund normally declare and pay investment income dividends quarterly.  Net capital gains for all Funds are normally distributed in December.  When calculating the amount of its capital gain a Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of a Fund.  You will be buying those new shares at the NAV on the ex-dividend date.  You may choose to have dividends and/or capital gains distributions paid to you in cash.  Dividends and other distributions are treated in the same manner for federal income tax purposes whether paid in cash or reinvested.

If you elect to receive dividends and/or distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the check in your account at the Fund’s then current NAV and to reinvest all subsequent dividends and distributions.  You may also choose to reinvest dividends and/or capital gains distributions in shares of another Guinness AtkinsonTM Fund.  You may authorize either of these options by calling the transfer agent at 1-800-915-6566 and requesting an optional shareholder services form.  You must complete the form and return it to the transfer agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend.  If you purchased shares of a Fund on or before the record date for a dividend or capital gains distribution, you will receive a dividend or capital gains distribution.  The dividend or distribution will lower the NAV of the Fund on that date and represents, in substance, a return of basis (your cost); however you will be subject to federal income taxes on this dividend or distribution.

Tax Issues.  The following tax information is based on U.S.  federal tax laws and regulations in effect on the date of this prospectus.  These laws and regulations are subject to change.  Shareholders should consult a tax professional for the U.S. federal tax consequences of investing in our Funds as well as for information on foreign, state and local taxes which may apply.  A statement that provides the U.S. federal income tax status of the Funds’ distributions will be sent to shareholders promptly after the end of each year.

Distributions to Shareholders.  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund.  Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund’s short-term capital gains are taxable as ordinary income.  Dividends from a Fund’s long-term capital gains are taxable as long-term capital gains.  You have to pay taxes on distributions even though you have them automatically reinvested.  On some occasions a distribution made in January will be treated for tax purposes as having been distributed on December 31 of the prior year.

Gain or Loss on Sale of Shares of a Fund.  You may recognize either a gain or loss when you sell shares of a Fund.  The gain or loss is the difference between the proceeds of the sale (the per share NAV of the Fund on the date of sale times the number of shares sold) and your adjusted basis in those shares.  Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares.  If you sell shares of a Fund at a loss and purchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

SHAREHOLDER INFORMATION

Foreign Source Income and Withholding Taxes.  Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the source.  If the Funds meet certain legal requirements, they may elect to “pass-through” these foreign taxes to shareholders.  If a Fund so elects, shareholders would be required to include in gross income, even though not actually received, their pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a deduction for their share of foreign taxes paid, subject to applicable limitations.

Exchanges.  For tax purposes, an exchange of shares of one Guinness AtkinsonTM Fund for shares of another (or for shares of the First American Prime Obligations Fund) will be treated as a sale of shares.

Return to Alternative Energy Fund Summary Section
Return to Asia Focus Fund Summary Section
Return to Asia Pacific Dividend Builder Fund Summary Section
Return to China & Hong Kong Fund Summary Section
Return to Global Energy Fund Summary Section
Return to Global Innovators Fund Summary Section
Return to Dividend Builder Fund Summary Section
Return to Renminbi Yuan & Bond Fund Summary Section

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Alternative Energy Fund
Return to Alternative Energy Fund Summary Section

This financial highlights table is intended to help you understand the Alternative Energy Fund’s financial performance for the past five years.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the year	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$2.47	$2.92	$5.17	$6.62	$5.14
Income from investment operations:
Net investment income (loss)	(0.04)	(0.02)	0.06	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.55	(0.42)	(2.26)	(1.40)	1.77
Total from investment operations	1.51	(0.44)	(2.20)	(1.45)	1.72
Less distributions:
From net investment income	-	(0.01)	(0.05)	-	-
Return of capital	-	-	-	-	(0.24)
Total distributions	-	(0.01)	(0.05)	-	(0.24)
Redemption fee proceeds	0.01	- (1)	- (1)	- (1)	- (1)
Net asset value, end of period	$3.99	$2.47	$2.92	$5.17	$6.62
Total return	61.54%	(15.20)%	(42.53)%	(21.90)%	33.42%
Ratios/supplemental data:
Net assets, end of period (millions)	$23.8	$13.0	$17.6	$36.2	$62.1
Ratio of expenses to average net assets:
Before fees waived	2.13%	2.32%	1.81%	1.76%	1.85%
After fees waived	2.00%	2.02%	1.81%	1.76%	1.85%
After fees waived excluding interest expense(2)	1.98%	1.98%	1.79%	1.73%	1.85%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(1.37)%	(1.11)%	1.11%	(0.86)%	(0.98)%
After fees waived	(1.24)%	(0.81)%	1.11%	(0.86)%	(0.98)%
Portfolio turnover rate	60.20%	7.80%	43.10%	24.74%	47.10%

(1)	Amount represents less than $0.01 per share.
(2)
The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

FINANCIAL HIGHLIGHTS

Asia Focus Fund
Return to Asia Focus Fund Summary Section

This financial highlights table is intended to help you understand the Asia Focus Fund’s financial performance for the past five years.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the year	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.56	$16.23	$21.04	$17.63	$9.52
Income from investment operations:
Net investment income	0.21	0.30	0.18	0.12	0.06 (1)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.14)	2.28	(4.88)	3.45	8.13
Total from investment operations	(1.93)	2.58	(4.70)	3.57	8.19
Less distributions:
From net investment income	(0.30)	(0.25)	(0.11)	(0.19)	(0.08)
Total distributions	(0.30)	(0.25)	(0.11)	(0.19)	(0.08)
Redemption fee proceeds	— (2)	— (2)	— (2)	0.03	— (2)
Net asset value, end of year	$16.33	$18.56	$16.23	$21.04	$17.63
Total return	(10.38)%	15.89%	(22.35)%	20.43%	86.05%
Ratios/supplemental data:
Net assets, end of year (millions)	$21.9	$44.9	$45.8	$64.0	$112.4
Ratio of expenses to average net assets:
Before fees waived	1.87%	1.70%	1.59%	1.67%	1.68%
After fees waived	1.87%	1.70%	1.59%	1.67%	1.68%
After fees waived excluding interest expense(3)	1.85%	1.69%	1.59%	1.65%	1.68%
Ratio of net investment income to average net assets:
Before fees waived	0.73%	1.56%	0.89%	0.77%	0.73%
After fees waived	0.73%	1.56%	0.89%	0.77%	0.73%
Portfolio turnover rate	7.43%	10.90%	7.79%	25.44%	31.35%

(1)	Based on average shares outstanding during the period.
(2)	Amount represents less than $0.01 per share.
(3)
The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

FINANCIAL HIGHLIGHTS

Asia Pacific Dividend Builder Fund (formerly Asia Pacific Dividend Fund)
Return to Asia Pacific Dividend Builder Fund Summary Section

This financial highlights table is intended to help you understand the Asia Pacific Dividend Builder Fund’s financial performance for the past five years.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the year	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.52	$11.23	$13.41	$11.03	$7.00
Income from investment operations:
Net investment income	0.27	0.30	0.30	0.17	0.18 (1)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)	2.31	(2.18)	2.41	4.32
Total from investment operations	(0.27)	2.61	(1.88)	2.58	4.50
Less distributions:
From net investment income	(0.30)	(0.32)	(0.30)	(0.20)	(0.18)
Return of capital	-	-	-	-	(0.29)
Total distributions	(0.30)	(0.32)	(0.30)	(0.20)	(0.47)
Redemption fee proceeds	- (2)	- (2)	-	- (2)	- (2)
Net asset value, end of period	$12.95	$13.52	$11.23	$13.41	$11.03
Total return	(2.06)%	23.48%	(14.04)%	23.65%	64.84%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.3	$4.8	$4.5	$6.7	$11.4
Ratio of expenses to average net assets:
Before fees waived	3.56%	3.57%	3.26%	2.92%	2.93%
After fees waived	1.98%	1.98%	1.98%	2.01%	1.98%
After fees waived excluding interest expense(3)	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.39%	0.71%	1.13%	0.38%	1.23%
After fees waived	1.97%	2.30%	2.41%	1.29%	2.18%
Portfolio turnover rate	56.96%	10.19%	10.67%	27.20%	26.03%

(1)	Based on average shares outstanding during the period.
(2)	Amount represents less than $0.01 per share.
(3)
The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

FINANCIAL HIGHLIGHTS

China & Hong Kong Fund
Return to China & Hong Kong Fund Summary Section

This financial highlights table is intended to help you understand the China & Hong Kong Fund’s financial performance for the past five years.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the year	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$29.81	$26.58	$38.76	$35.13	$18.98
Income from investment operations:
Net investment income	0.46	0.45	0.39	0.27	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.45	3.37	(11.06)	5.10	17.44
Total from investment operations	1.91	3.82	(10.67)	5.37	17.59
Less distributions:
From net investment income	(0.43)	(0.59)	(0.20)	(0.38)	(0.34)
From net realized gain	(0.44)	-	(1.31)	(1.38)	(1.11)
Total distributions	(0.87)	(0.59)	(1.51)	(1.76)	(1.45)
Redemption fee proceeds	0.01	— (1)	— (1)	0.02	0.01
Net asset value, end of year	$30.86	$29.81	$26.58	$38.76	$35.13
Total return	6.45%	14.42%	(27.52)%	15.38%	92.76%
Ratios/supplemental data:
Net assets, end of year (millions)	$109.9	$152.0	$153.0	$242.8	$241.0
Ratio of expenses to average net assets:
Before fees waived	1.53%	1.51%	1.53%	1.48%	1.58%
After fees waived	1.53%	1.51%	1.53%	1.48%	1.58%
After fees waived excluding interest expense(2)	1.52%	1.51%	1.52%	1.47%	1.58%
Ratio of net investment income to average net assets:	1.27%	1.34%	1.14%	0.62%	0.62%
Portfolio turnover rate	6.90%	3.85%	7.81%	32.35%	7.87%

(1)	Amount represents less than $0.01 per share.
(2)
The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

FINANCIAL HIGHLIGHTS

Global Energy Fund
Return to Global Energy Fund Summary Section

This financial highlights table is intended to help you understand the Global Energy Fund’s financial performance for the past five years.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the year	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$26.19	$25.72	$29.74	$25.60	$15.68
Income from investment operations:
Net investment income	0.18	0.22	0.14	0.12	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	6.23	0.69	(4.06)	4.13	9.80
Total from investment operations	6.41	0.91	(3.92)	4.25	9.91
Less distributions:
From net investment income	(0.15)	(0.44)	(0.11)	(0.12)	--
Total distributions	(0.15)	(0.44)	(0.11)	(0.12)	--
Redemption fee proceeds	— (1)	— (1)	0.01	0.01	0.01
Net asset value, end of period	$32.45	$26.19	$25.72	$29.74	$25.60
Total return	24.48%	3.53%	(13.16)%	16.63%	63.27%
Ratios/supplemental data:
Net assets, end of period (millions)	$72.3	$90.3	$143.1	$118.0	$75.4
Ratio of expenses to average net assets:
Before fees waived	1.35%	1.35%	1.27%	1.25%	1.42%
After fees waived	1.35%	1.35%	1.27%	1.25%	1.42%
After fees waived excluding interest expense (2)	1.34%	1.34%	1.27%	1.25%	1.42%
Ratio of net investment income to average net assets:	0.77%	0.62%	0.43%	0.46%	0.82%
Portfolio turnover rate	8.19%	14.02%	28.23%	42.08%	51.74%

(1)	Amount represents less than $0.01 per share.
(2)
The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

FINANCIAL HIGHLIGHTS

Global Innovators Fund
Return to Global Innovators Fund Summary Section

This financial highlights table is intended to help you understand the Global Innovators Fund’s financial performance for the past five years.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the year	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$21.18	$17.72	$19.00	$16.24	$11.21
Income from investment operations:
Net investment income (loss)	0.07	0.11	0.04	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	9.52	3.42	(1.28)	2.81	5.08
Total from investment operations	9.59	3.53	(1.24)	2.76	5.07
Less distributions:
From net investment income	(0.12)	(0.07)	(0.04)	-	-
Return of capital	-	-	-	-	(0.04)
Total distributions	(0.12)	(0.07)	(0.04)	-	(0.04)
Redemption fee proceeds	- (1)	- (1)	- (1)	- (1)	- (1)
Net asset value, end of year	$30.65	$21.18	$17.72	$19.00	$16.24
Total return	45.29%	19.91%	(6.51)%	17.00%	45.20%
Ratios/supplemental data:
Net assets, end of year (millions)	$50.7	$31.6	$32.4	$38.2	$36.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.47%	1.51%	1.42%	1.47%	1.68%
After fees waived/recaptured	1.47%	1.51%	1.44%	1.55%	1.56%
After fees waived excluding interest expense(2)	1.46%	1.50%	1.44%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.31%	0.49%	0.26%	(0.16)%	(0.20)%
After fees waived/recaptured	0.31%	0.49%	0.24%	(0.24)%	(0.07)%
Portfolio turnover rate	29.63%	6.02%	47.40%	56.97%	50.54%

(1)	Amount represents less than $0.01 per share.
(2)
The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

FINANCIAL HIGHLIGHTS

Dividend Builder Fund (formerly Inflation Managed Dividend FundTM)
Return to Dividend Builder Fund Summary Section

This financial highlights table is intended to help you understand the Dividend Builder Fund’s financial performance since its commencement of operations.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the period	Year Ended December 31, 2013	March 30, 2012(1) through December 31, 2012
Net asset value, beginning of period	$12.80	$12.50
Income from investment operations:
Net investment income	0.41	0.31
Net realized and unrealized gain on investments and foreign currency	3.35	0.30
Total from investment operations	3.76	0.61
Less distributions:
From net investment income	(0.45)	(0.31)
From net realized gain	(0.47)	-
Total distributions	(0.92)	(0.31)
Redemption fee proceeds	- (2)	-
Net asset value, end of period	$15.64	$12.80
Total return	29.77%	4.97	% (3)
Ratios/supplemental data:
Net assets, end of period (millions)	$3.1	$1.8
Ratio of expenses to average net assets:
Before fees waived	5.47%	7.05	% (4)
After fees waived	0.68%	0.68	% (4)
After fees waived excluding interest expense(5)	0.68%	0.68	% (4)
Ratio of net investment income (loss) to average net assets:
Before fees waived /recaptured	(2.04)%	(3.02	)% (4)
After fees waived/recaptured	2.75%	3.35	% (4)
Portfolio turnover rate	24.88%	13.33	% (3)

(1)	Commencement of operations. Until December 8, 2014, the Fund was named the Inflation Managed Dividend FundTM.
(2)	Amount represents less than $0.01 per share.
(3)	Not annualized
(4)	Annualized
(5)
The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

FINANCIAL HIGHLIGHTS

Renminbi Yuan & Bond Fund
Return to Renminbi Yuan & Bond Fund Summary Section

This financial highlights table is intended to help you understand the Renminbi Yuan & Bond Fund’s financial performance since its commencement of operations.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-800-915-6566.

For a capital share outstanding throughout the period	Year Ended December 31,		June 30, 2011 (1) through December 31,
	2013	2012	2011
Net asset value, beginning of period	$12.71	$12.52	$12.50
Income from investment operations:
Net investment income	0.28	0.12	-	(2)
Net realized and unrealized gain on investments and foreign currency	0.38	0.36	0.02
Total from investment operations	0.66	0.48	0.02
Less distributions:
From net investment income	(0.42)	(0.29)	-
Total distributions	(0.42)	(0.29)	-
Redemption fee proceeds	- (2)	- (2)	-	(2)
Net asset value, end of period	$12.95	$12.71	$12.52
Total return	5.26%	3.88%	0.16	% (3)
Ratios/supplemental data:
Net assets, end of period (millions)	$94.2	$89.3	$92.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	0.97%	0.90%	0.92	% (4)
After fees waived/recaptured	0.90%	0.90%	0.90	% (4)
After fees waived excluding interest expense(5)	0.90%	0.90%	0.90	% (4)
Ratio of net investment income to average net assets:
Before fees waived /recaptured	2.11%	1.05%	0.02	% (4)
After fees waived/recaptured	2.18%	1.05%	0.04	% (4)
Portfolio turnover rate	12.32%	9.19%	0.72	%(3)±

±	Restated
(1)	Commencement of Operations.
(2)	Amount represents less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)
The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

INDEX DESCRIPTIONS

The HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People’s Republic of China.

The Hang Seng Index is a barometer of the Hong Kong Stock Market, whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of December 2013, the MSCI AC Far East ex Japan Index consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

The MSCI AC (All Country) Pacific ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region, excluding Japan. As of December 2013, the MSCI AC Pacific Free ex Japan Index consisted of the following 11 developed and emerging market countries: Australia, China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 2013 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States

The MSCI World Energy Index is the Energy sector of the MSCI World Index.

The Nasdaq Composite Index is a market capitalization weighted index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as National Market System-traded foreign common stocks and ADRs.

The S&P 500 Index is a market capitalization weighted index composed of 500 widely held common stocks of U.S. companies.

The Wilderhill Clean Energy Index is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation.

The Wilderhill New Energy Global Innovation Index is a modified dollar weighted index of publicly traded companies that are active in renewable and low-carbon energy, and that stand to benefit from responses to climate change and energy security concern.

▪
Statement of Additional Information.  The SAI provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

▪
Annual and Semi-Annual Reports.  The annual and semi-annual reports to shareholders contain additional information about each Fund’s investments.  In the Funds’ annual report, you will find a discussion of the market conditions and principal investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To Review or Obtain this Information:  The SAI and annual and semi-annual reports are available without charge upon your request by sending an e-mail request to mail@gafunds.com, calling Guinness AtkinsonTM at 1-800-915-6566, visiting the Funds’ website www.gafunds.com or by calling or writing a broker-dealer or other financial intermediary that sells our Funds.  To request other information about the Funds and to make shareholder inquiries, please call 1-800-915-6566.  This information may be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, DC or by visiting the SEC’s website at http://www.sec.gov.  In addition, this information may be obtained for a fee by writing or emailing the Public Reference Room of the Securities and Exchange Commission, Washington, DC 20549-1520, e-mail publicinfo@sec.gov, or call (202) 551-8090 for information on the operation of the Public Reference Room.

Return to Alternative Energy Fund Summary Section
Return to Asia Focus Fund Summary Section
Return to Asia Pacific Dividend Builder Fund Summary Section
Return to China & Hong Kong Fund Summary Section
Return to Global Energy Fund Summary Section
Return to Global Innovators Fund Summary Section
Return to Dividend Builder Fund Summary Section
Return to Renminbi Yuan & Bond Fund Summary Section

Investment Company Act file no. 811-08360

Contact Guinness AtkinsonTM Funds
Website: www.gafunds.com
Email: mail@gafunds.com
Shareholder Services: 1-800-915-6566
Literature Request: 1-800-915-6565

STATEMENT OF ADDITIONAL INFORMATION

GUINNESS ATKINSONTM FUNDS

ALTERNATIVE ENERGY FUND (GAAEX)

ASIA FOCUS FUND (IASMX)

ASIA PACIFIC DIVIDEND BUILDER FUND (GAADX)
(formerly Asia Pacific Dividend Fund)

CHINA & HONG KONG FUND (ICHKX)

GLOBAL ENERGY FUND (GAGEX)

GLOBAL INNOVATORS FUND (IWIRX)

DIVIDEND BUILDER FUND (GAINX)
(formerly Inflation Managed Dividend Fund™)

RENMINBI YUAN & BOND FUND (GARBX)

May 1, 2014
as supplemented December 8, 2014

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated May 1, 2014 (as supplemented December 8, 2014), pursuant to which the Funds listed above are offered.  This SAI is incorporated by reference in its entirety into the prospectus.  The financial statements of the Funds, and the report on the audited statement of assets and liabilities of the Funds included in such Funds’ Annual Report for the year ended December 31, 2013 are incorporated by reference in their entirety into this SAI.  Please retain this SAI for future reference.

For a free copy of the prospectus or certain Funds’ annual report, please call toll-free 1-800-915-6565.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVE AND POLICIES	1
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	3
RISK FACTORS AND SPECIAL CONSIDERATIONS	13
INVESTMENT RESTRICTIONS AND POLICIES	21
PORTFOLIO TRANSACTIONS	23
COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION	25
PERFORMANCE INFORMATION	28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	29
PORTFOLIO HOLDINGS INFORMATION	29
TAX MATTERS	31
MANAGEMENT OF THE TRUST	39
THE INVESTMENT ADVISOR AND ADVISORY AGREEMENT	48
PORTFOLIO MANAGERS	50
THE ADMINISTRATOR	53
DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN	53
ADDITIONAL MARKETING AND SUPPORT PAYMENTS	55
DESCRIPTION OF THE FUNDS	55
SHAREHOLDER REPORTS	55
FINANCIAL STATEMENTS	55
PROXY VOTING GUIDELINES	55
GENERAL INFORMATION	57
APPENDIX A	58

GENERAL INFORMATION AND HISTORY

Guinness Atkinson™ Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company.  Currently, the Trust offers the eight separate, series portfolios listed on the front page of this SAI, each of which has unique investment objectives and strategies.

The Equity Funds are:

The Alternative Energy Fund commenced operations on March 31, 2006.

The Asia Focus Fund commenced operations on April 29, 1996.

The Asia Pacific Dividend Builder Fund commenced operations on March 31, 2006.  Prior to December 8, 2014, the Fund was known as the Asia Pacific Dividend Fund.

The China & Hong Kong Fund commenced operations on June 30, 1994.

The Global Energy Fund commenced operations on June 30, 2004.

The Global Innovators Fund commenced operations on December 15, 1998.  Prior to April 28, 2003, the Fund was known as the Wired Index Fund.

The Dividend Builder Fund commenced operations on March 30, 2012.  Prior to December 8, 2014, the Fund was known as the Inflation Managed Dividend FundTM.

The Bond Fund is:

The Renminbi Yuan & Bond Fund commenced operations on June 30, 2011.

Collectively, the eight Guinness Atkinson™ Funds are referred to as the Funds.

Except for the Dividend Builder Fund, each Fund is a non-diversified fund.  The Dividend Builder Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, U.S. Government securities, and securities of other investment companies.

INVESTMENT OBJECTIVE AND POLICIES

General Information about the Funds

Each Fund’s investment objective is a fundamental policy and may not be changed except by a majority vote of shareholders.

In addition to the primary investment strategies set forth in the prospectus, each Fund may invest in investment grade debt securities or the unrated equivalent as determined by the Fund’s advisor, and may also invest up to 5% of its net assets in options on equity securities and warrants, including those traded in the over-the-counter markets. Investment grade debt securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Service (“S&P”).

No Fund intends to employ leveraging techniques, except that a Fund may use derivatives from time to time for efficient portfolio management and as a hedge against market risk.  The Equity Funds do not intend to use derivatives.  Accordingly, no Fund will purchase new securities if amounts borrowed exceed 5% of its total assets at the time the loan is made.  A Fund may invest in Money Market Instruments in anticipation of investing cash positions.  “Money Market Instruments” are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities.  While no Fund intends to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve their investment objective, no Fund expects under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments.

The following information concerning the Funds augments the disclosure provided in the prospectus.

Guinness Atkinson™ Asset Management, Inc., the Funds’ investment advisor (“Guinness Atkinson™” or the “Advisor”), does not intend to cause the Equity Funds to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency’s external value, or Guinness Atkinson™ has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Funds.

Each Fund may invest indirectly in issuers through sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), Global Depository Shares (“GDSs”) and other types of depository receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as “Depository Receipts”).  Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the stock underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts.  ADRs are Depository Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation.  Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States.  For purposes of a Fund’s investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities.  Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk.  Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

Securities in which a Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  To the extent that such securities are illiquid by virtue of the absence of a readily available market, legal, contractual or regulatory restrictions on resale, they will be subject to the Fund’s investment restrictions on illiquid securities, discussed below.

Each Fund, together with any of its “affiliated persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), may only purchase up to 3% of the total outstanding securities of any underlying investment company.  Accordingly, when a Fund or such “affiliated persons” hold shares of any of the underlying investment companies, the Fund’s ability to invest fully in shares of those investment companies is restricted, and Guinness Atkinson™ must then, in some instances, select alternative investments that would not have been its first preference.

There can be no assurance that appropriate investment companies will be available for investment.  No Fund intends to invest in such investment companies unless, in the judgment of Guinness Atkinson™, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Convertible Securities. Each Fund may invest in convertible securities.  Convertible securities are generally bonds, notes, preferred stocks, warrants or other securities that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Warrants and Rights.  Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending Portfolio Securities.  Each Fund may lend portfolio securities up to 33-1/3% of its total assets.  Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral.  For the purposes of this policy, each Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Fund’s investment standards to be the equivalent of cash.  From time to time, a Fund may return to the borrower (or a third party that is unaffiliated with the Fund and that is acting as a “placing broker”) a part of the interest earned from the investment of collateral received for securities loaned.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned:  (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Funds’ investment policies and strategies described in the prospectus.  In pursuing its investment objective, each Fund invests as described below and employs the investment techniques described in the prospectus and elsewhere in this SAI.

Options and Futures Strategies

Through the writing of call options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Guinness AtkinsonTM may at times seek to hedge against a decline in the value of securities included in a Fund’s portfolio or an increase in the price of securities that it plans to purchase for the Fund or to reduce risk or volatility while seeking to enhance investment performance.  Expenses and losses incurred as a result of such hedging strategies will reduce a Fund’s current return.

The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Although no Fund will enter into an option or futures position unless a liquid secondary market for such option or futures contract is believed by Guinness AtkinsonTM to exist, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  However, to the extent that a Fund purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below.  Furthermore, a Fund’s ability to engage in options and futures transactions may be limited by tax considerations.  Although a Fund will only engage in options and futures transactions for limited purposes, such transactions involve certain risks.  No Fund will engage in options and futures transactions for leveraging purposes.

Upon purchasing futures contracts of the type described above, each Fund will maintain in a segregated account with its custodian cash or liquid securities with a value, marked-to-market daily, at least equal to the dollar amount of the Fund’s purchase obligation, reduced by any amount maintained as margin.  Similarly, upon writing a call option, each Fund will maintain in a segregated account with its custodian, liquid securities with a value, marked-to-market daily, at least equal to the market value of the underlying contract (but not less than the strike price of the call option) reduced by any amounts maintained as margin.

Writing Covered Call Options on Securities

Call options may be used to anticipate a price increase of a security on a more limited basis than would be possible if the security itself were purchased.  Each Fund may write only covered call options.  Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Guinness Atkinson™ believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security.  By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Each Fund may write covered call options on optionable securities (stocks, bonds, foreign exchange related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective.  Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.  As the writer of the call option, the Fund is obligated to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges).

A Fund will receive a premium from writing a call option, which increases the writer’s return in the event the option expires unexercised or is closed out at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security.  By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Options written by a Fund will normally have expiration dates not more than one year from the date written.  The exercise price of the options may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current market price of the underlying securities at the times the options are written.  A Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon.  Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write.  Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period.  In such a transaction, the Fund’s maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price.  Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period.  In such a transaction, the Fund’s gain will be limited to the premiums received from writing the option.  Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the Fund may or may not realize a loss.

To the extent that a secondary market is available on the exchanges, the covered call option writer may liquidate his position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written.  The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Purchasing Put and Call Options on Securities

Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, a Fund will reduce any profit that it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Each Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy.  Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time that it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

Each Fund may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks.  Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  For example, the China & Hong Kong Fund may invest in Hang Seng Composite Index Futures.  No physical delivery of securities is made.

If Guinness Atkinson™ expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they ultimately want to buy.  If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund’s index option or futures contract resulting from the increase in the index.  If, on the other hand, Guinness Atkinson™ expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index.  If that index does in fact decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Purchase and Sale of Interest Rate Futures

Each Fund may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

Each Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase.  No Fund considers purchases of futures contracts to be a speculative practice under these circumstances.  In a substantial majority of these transactions, a Fund will purchase securities upon termination of the futures contract.

Each Fund may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates.  Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value to the holder.  This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash.  This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates.  As rates increase, the value of a Fund’s short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments that are being hedged.  While a Fund will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

Each Fund may write call options and purchase call and put options on stock index and interest rate futures contracts.  Each Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.  For example, a Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, that the Fund intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell foreign currencies or may deal in forward currency contracts.  Each Fund may also invest in currency futures contracts and related options.  If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge.  If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.  These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price.  A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price.  Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency.  Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.  Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

Each Fund will write (sell) only covered call options on currency futures.  This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing.  Each Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, cash equivalents or liquid securities in a segregated account with its custodian.  If, at the close of business on any day, the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, cash equivalents or other liquid securities equal in value to the difference.  Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

If other methods of providing appropriate cover are developed, each Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as “initial margin” an amount of cash and liquid securities generally equal to from 5% to 10% of the contract amount.  Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

Options on Foreign Currencies

Each Fund may write call options and purchase call and put options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Also, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Fund would be required to sell the underlying currency at a loss that may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Each Fund intends to write only covered call options on foreign currencies.  A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the Fund’s custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian or with a designated sub-custodian.

Forward Foreign Currency Exchange Contracts

Each Fund may purchase or sell forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Fund from variations in foreign exchange rates.  A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated.  Forward contracts may be standardized and exchange-traded, or customized, individually negotiated and privately traded by currency traders and their customers.  Forward contracts may be standardized and exchange-traded, or customized, individually negotiated and privately traded by currency traders and their customers.  Forward contracts may also be non-deliverable, which means that the contract specifies a cash payment upon maturity, rather than delivery of the underlying asset.  Non-deliverable forward contracts are generally short-term contracts on foreign currencies.  Profits or losses on non-deliverable forward contracts are calculated by taking the difference between the agreed upon exchange rate for a foreign currency and the spot rate for the currency at the time of settlement, applied to an agreed upon notional amount of funds established at the outset of the transaction.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”).  Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”).  In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated (“cross-hedge”).  If a Fund enters into a position hedging transaction, cash not available for investment or liquid securities will be placed in a segregated account in an amount sufficient to cover the Fund’s net liability under such hedging transactions.  If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to its position hedging transactions.  As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.  Unanticipated changes in currency prices would result in lower overall performance for a Fund than if it had not entered into such contracts.

A Fund may also enter into non-deliverable forward contracts when the market for physical settlement of currency is underdeveloped, heavily regulated or highly taxed.  A Fund may enter into non-deliverable forward contracts, for example, to gain or mitigate exposure to foreign currencies that are not internationally traded.  Non-deliverable forwards may be thinly traded or illiquid or denominated in a currency that is not freely convertible; the market for non-deliverable forward contracts in Renminbi may be considered more speculative than markets for other currencies.  Additionally, non-deliverable forwards are subject to many of the risks associated with forward contracts including foreign currency fluctuation risk and the risk that a counterparty will fail to fulfill its obligations when due.  A Fund will segregate or earmark liquid assets in an amount equal to the marked to market value of the non-deliverable forward contract on a daily basis.  The Fund’s use of non-deliverable forwards as part of its investment strategy or for hedging purposes may not be successful.

Generally, no Fund will enter into a forward foreign currency exchange contract with a term of greater than one year.  At the maturity of the contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above.  Of course, no Fund is required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Guinness Atkinson™.  It also should be realized that this method of protecting the value of a Fund’s portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange that one can achieve at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

The market prices of futures contracts may be affected by certain factors.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

In addition, futures contracts in which a Fund may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day.  Such regulations are referred to as “daily price fluctuation limits” or “daily limits.”  During a single trading day no trades may be executed at prices beyond the daily limit.  Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit.  Daily limits, or regulatory intervention in the commodity markets, could prevent a Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability.  Moreover, there are no limitations on daily price movement in forwards contracts and banks and dealers are not required to continue to make markets in forward contracts.  For example, there have been periods during which banks or dealers have refused to quote prices for foreign forward currency contracts or have quoted prices with an unusually wide spread.  The imposition of credit controls by foreign governments may also limit the ability of a Fund to trade foreign forward contracts.  If a bank or dealer is unable or refuses to perform with respect to the foreign forward contract, the Fund may incur losses.

Options on foreign currencies and forward foreign currency exchange contracts (“forward contracts”) are not traded on contract markets regulated by the Commodity Futures Trading Commission (“CFTC”) and are not currently regulated by the SEC or the CFTC.  Rather, forward currency contracts are traded through financial institutions acting as market makers.  Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, which are subject to SEC regulation.  Options on foreign currencies and forward contracts may also be traded in private transactions not conducted on any exchange, including outside the United States.  In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Forward Commitments

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities are typically offered to investors, such as the Funds, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to a settlement date if Guinness Atkinson™ deems it appropriate to do so.  A Fund may realize short-term profits or losses upon the sale of forward commitments.

Regulatory Matters

In connection with its proposed futures and options transactions, each Fund will file with the CFTC a notice of eligibility for exemption (in accordance with Rule 4.5) from the definition of (and therefore from CFTC regulation as) a “commodity pool operator” under the Commodity Exchange Act.  A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies issuing senior securities.  However, the staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

(i)	sells futures contracts on an index of securities that correlate with its portfolio securities to offset expected declines in the value of its portfolio securities;

(ii)
writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company’s holding of a corresponding long futures position, by its ownership of portfolio securities that correlate with the underlying stock index, or otherwise;

(iii)
purchases futures contracts, provided the investment company establishes a segregated account (“cash segregated account”) consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

(iv)
writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company’s holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank) requires changes to the permissible exemptions and conditions for reliance on exemptions from registration as a Commodity Pool Operator. The Funds will adopt policies and procedures as necessary to continue to comply with applicable regulations to implement their investment objectives as necessary.

Each Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund’s money is invested. The Fund’s risk is limited to the ability of the seller to pay the agreed upon sum upon the delivery date. When a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, Guinness Atkinson™ will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

Illiquid and Restricted Securities

Each Fund has adopted the following investment policy, which may be changed by the vote of the Board. No Fund will invest in illiquid securities if, immediately after such investment, more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market for the particular security at a particular time, or legal or contractual restrictions on resale; (b) participation interests in loans that are not subject to puts; (c) covered call options on portfolio securities written by the Fund over-the-counter and the cover for such options; and (d) repurchase agreements not terminable within seven days.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Guinness Atkinson™ will determine the liquidity of Rule 144A securities under the supervision of the Board.  The liquidity of Rule 144A securities will be monitored by Guinness Atkinson™, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, Guinness Atkinson™ will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RISK FACTORS AND SPECIAL CONSIDERATIONS

Concentration Risk

The Alternative Energy Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the following group of industries: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity (collectively, “Alternative Energy Companies”).  The Fund’s concentration in Alternative Energy Companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy.  A downturn in Alternative Energy Companies would have a larger impact on the Fund than on a fund that does not concentrate in these sectors.  Alternative Energy Companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions.  Alternative Energy Companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations.  At times, the performance of securities of Alternative Energy Companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

The Renminbi Yuan & Bond Fund can invest in Renminbi-denominated and Yuan-denominated securities from issuers in any sector, region or industry, but the Renminbi Yuan & Bond Fund will concentrate its investments in securities issued by the government of China, including its agencies, departments and instrumentalities, and banking and finance companies.  The Renminbi Yuan & Bond Fund’s  portfolio may be heavily weighted in (i) banking and finance companies, (ii) Chinese companies in other industries in mainland China; and (iii) companies with significant connections to the Chinese economy.  Increased inflation or interest rates, or a downturn in the Chinese economy, would have a more substantial adverse impact on the Renminbi Yuan & Bond Fund than on a fund that did not have investments heavily weighted in these sectors.  The Advisor intends to diversify the Renminbi Yuan & Bond Fund’s investments among sectors and industries as the market for Renminbi-denominated and Yuan-denominated securities develops further.

Small- and Mid-Cap Issuers

Investors should be aware that investments in small- or mid-cap issuers carry more risk than investments in issuers with market capitalizations greater than $1 billion or $5 billion, respectively.  Generally, small- or mid-cap companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns.  In addition, the stock of such companies may be more thinly traded.  Accordingly, the performance of small- or mid-cap issuers may be more volatile.  Small- and mid-cap issuers may be organized, located or may operate in foreign or emerging market countries or derive a significant portion of their revenues from such countries.  In addition, the securities of such issuers may be traded principally on an exchange located in a foreign or emerging market country.  The risks of investing in foreign and emerging markets securities are discussed below.

Foreign and Emerging Markets Securities

Investors should recognize that investing in securities of companies in foreign and emerging market countries involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies.  The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.  Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or a Fund’s investments in those countries.  In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

China Political Risks

The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth.  Farm reform led to the doubling of China’s farmers’ incomes over the 1980’s.  The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry.  In addition, a cheap and abundant supply of labor has attracted foreign investment in China.  Six special economic zones were set up by the central government providing tax advantages to foreign investors and many more followed at a provincial government level.  Further, the Shenzhen and Shanghai Stock Exchanges opened in 1990.  Class “A” and Class “B” shares are traded on both exchanges.  While only resident Chinese can purchase Class “A” shares, foreign investors (such as the Funds) can purchase Class “B” shares.  Over the period 1995 to 2010, China’s gross domestic product grew between 7% and 14% per annum.

In 1984, China and Britain signed the Joint Declaration, which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date.  Obviously, there are risks arising from Hong Kong’s return to China under the “one country two systems” proposal.  However, Hong Kong and China are interdependent in terms of tourism, financial services and investment. Guinness Atkinson™ believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments.  Today, Hong Kong’s stock market is one of the largest in the world and is highly liquid and extensively regulated.  Hong Kong has been named as the offshore centre for trading in the Chinese currency, the Renminbi.

Notwithstanding the beliefs of Guinness Atkinson™, investors should realize that there are significant risks to investing in China and Hong Kong.  The risks include:

(1)	that political instability may arise as a result of indecisive leadership;

(2)	that hard line Marxist Leninists might regain the political initiative;

(3)
that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident;

(4)	that the threat of armed conflict exists over the unresolved situation concerning Taiwan;

(5)	that because of China’s totalitarian government, property could be nationalized, expropriated or confiscated;

(6)	that due to the relatively undeveloped commercial and corporate legal systems, companies cannot obtain legal redress or collect judgments;

(7)	that the government of China will discontinue or alter economic reforms adopted in recent years; and

(8)	inflation, currency fluctuation, interest rate or inflation rate fluctuation risks that are specific to China.

Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility.  Changes in policy could increase risks of nationalization, expropriation or confiscation of property.  There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful.  The issue of “B” shares and “H” shares by Chinese companies and the ability to obtain a “back-door listing” through “Red Chips” is still regarded by the Chinese authorities as an experiment in economic reform. “Back door listing” is a means by which Mainland Chinese Companies acquire and invest in Hong Kong Stock Exchange listed companies (“Red Chips”) to obtain quick access to international listing and international capital. The reformist elements that now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment.  The Funds will be highly sensitive to any significant change in political, social or economic policy in China, which could affect interest, inflation and currency rates, and fluctuation in these rates.  Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Funds. Guinness AtkinsonTM, however, believes that the process of reform has now gone too far to be easily reversed.

Investment in China at present involves above average risk due to a number of special factors described herein.  Investment in the Asia Focus, Asia Pacific Dividend, and China & Hong Kong Funds (collectively, the “Asia Funds”) should be regarded as long term in nature.  These Funds are suitable only for those investors who can afford the risks involved and should constitute only a limited part of an investor’s portfolio.  The price of these Funds may experience significant fluctuations.

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”).  Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Securities without a readily available market will be treated as illiquid securities for purposes of a Fund’s limitations on such purchases.  Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States.  Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, each Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

With regard to Mainland China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change.  This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.  In addition, the choice of investments available to the Funds will be severely limited as compared with the choice available in other markets due to the small but increasing number of “B” share issues currently available.  There is a low level of liquidity in the Chinese securities markets, which are relatively small in terms of both combined total market value and the number of “B” shares available for investment.  Shareholders are warned that this could lead to severe price volatility.

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate.  During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise.  Conversely, during periods of rising interest rates, the value of such securities generally declines.  The magnitude of these fluctuations generally will be greater for securities with longer maturities.

Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support.  Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Fixed Income Investing Risks

The Renminbi Yuan & Bond Fund will invest in fixed income securities, including bonds, debentures, notes, structured notes, convertible securities, commercial paper and other types of debt securities, denominated in U.S. dollars or other currencies.  Fixed income investments are subject to additional risks including:

Credit Risks. Credit risk relates to the ability of the issuer to make interest or principal payments or both as they become due.  In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

In making investments in debt securities, the portfolio managers may consider the ratings assigned by ratings organizations, along with the Advisor’s own research.  If securities the Renminbi Yuan & Bond Fund buys are unrated, they may be assigned a rating by the portfolio managers in categories similar to those of a rating organization.

Investing in fixed income securities can subject the Renminbi Yuan & Bond Fund to counterparty credit risk, which is the risk that the counterparty to the transaction will not fulfill its obligations.

Most of the securities in which the Renminbi Yuan & Bond Fund will invest are not rated by any Nationally Recognized Statistical Ratings Organization. The Renminbi Yuan & Bond Fund may invest in securities that are equivalent to “investment grade” or “high yield” bonds.

The Renminbi Yuan & Bond Fund’s investments will cause the Renminbi Yuan & Bond Fund to be exposed to the counterparty credit risk of the bond’s issuers or the counterparty to the Renminbi Yuan & Bond Fund’s purchase transaction.

The Renminbi Yuan & Bond Fund has no particular duration target and is not required to invest in a specific maturity range, and debt securities may be within any maturity range (short, medium or long) depending on the portfolio managers’ evaluation of investment opportunities available within the debt securities market at the time of purchase.

The Renminbi Yuan & Bond Fund invests in Renminbi Yuan-denominated instruments, which are often offered on an unsecured basis, meaning there is no collateral to offset the risk of non-payment.  This exposes the Renminbi Yuan & Bond Fund to greater counterparty risk because if an issuer of a Renminbi Yuan-denominated instrument in which the Renminbi Yuan & Bond Fund invests becomes insolvent, the Renminbi Yuan & Bond Fund would be an unsecured creditor and recourse may be more limited than if the instruments were secured.

In addition, legal systems in the non-U.S. jurisdictions for resolution of defaulted debt obligations may not be as well-developed as the U.S. legal system and the Renminbi Yuan & Bond Fund may be unlikely to recover if a debt obligation defaults.  Some foreign countries’ legal systems may prevent or restrict payments of principal or interest owing on defaulted securities to foreign investors.  Legal and administrative approvals, including relating to currency expatriation, could be required to permit a foreign investor to receive funds in settlement of legal claims arising from a defaulted security.  There is no guarantee that such approvals, if any, would be received.

Lower-Grade Debt Securities.  Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities.  Lower-grade debt securities are normally subject to greater risks than investment-grade securities, including:

•	the relatively greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;

•	the issuer’s relatively low creditworthiness, which may increase the potential for its insolvency;

•	the high yield bond market is more likely to suffer an overall decline in values during a period of a general economic downturn; and

•
an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Interest Rate Risk.  Interest rate risk refers to the risk that changes in interest rates will affect the value of fixed income securities in which the Renminbi Yuan & Bond Fund invests, because of the inverse relationship between price and yield.  Generally, the prices of fixed income securities rise when interest rates fall, and prices of fixed income securities fall when interest rates rise.  Debt securities with longer maturities, which tend to have higher yields, are more sensitive to fluctuations in interest rates than obligations with shorter maturities.

Prepayment Risk.  Certain fixed income securities (in particular but not limited to mortgage-related securities) are subject to the risk of unanticipated prepayment, that is the risk that when interest rates fall, the issuer will repay the security prior to the security’s expected maturity, or with respect to certain fixed income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security’s expected maturity.  The Renminbi Yuan & Bond Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.  Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall.  If the Renminbi Yuan & Bond Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium.  The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility.  Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

Extension Risk.  If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.  Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Similarly, the markets for trading Renminbi Yuan-denominated bonds (either in London, Hong Kong, through Euroclear or the China Interbank Bond Market (“CIBM”)) are newly developed and may suffer greater relative volatility and liquidity events as compared to well-developed bond trading markets.  There is no guarantee that the Fund will be granted access to the CIBM.

Renminbi Yuan Bond Market Risks

The Renminbi Yuan & Bond Fund invests a substantial portion of its assets in debt securities, including bonds, debentures, notes, structured notes, convertible securities, commercial paper and other types of debt securities, which may be denominated in Renminbi, Yuan or other currencies, and which may trade on newly developed markets. These Renminbi Yuan-denominated bonds are subject to the following additional risks:

•
A limited number of issuers have issued Renminbi Yuan-denominated securities, which trade in one or more developing trading markets.  There is no guarantee that the Renminbi Yuan & Bond Fund will be able to locate and acquire suitable Renminbi Yuan-denominated investments, due to the comparatively low number of issues and competition from other purchasers for the same investment opportunities.

•
Newly developed trading markets may be more likely than well-developed markets to suffer liquidity constraints, which could apply to the market as a whole or to individual securities in the market. Newly developed trading markets are more likely to suffer relatively lower trading volume and relatively greater price volatility.  Newly developed markets may also be subject to additional risks including market suspensions and lack of developed regulation. The Renminbi Yuan & Bond Fund will seek to develop access to as many markets as possible for the purchase and sales of Renminbi-denominated and Yuan-denominated bonds, but the Fund could be adversely affected by liquidity events that impact Renminbi-denominated and Yuan-denominated bonds or the markets in which they trade.

Trading Risks.  The Renminbi Yuan & Bond Fund will buy and sell newly developed securities that trade in newly developed and emerging markets, which may involve additional risks.

•
Renminbi-denominated bonds and their trading markets are newly developed.  There is no guarantee that trading of Renminbi-denominated securities in the over the counter markets will be conducted on a regular basis or that market making arrangements will be in place to make a market and quote a price for all such securities at all times.  The secondary market for Renminbi-denominated securities may not develop broadly.  As a result, the Renminbi Yuan & Bond Fund may have to hold instruments until their maturity date.

•
The transaction cost associated with effectuating transactions in each of these markets may be higher than the costs associated with fixed income investments in the United States.  In particular, the spread between bid and ask may be wider than for comparable U.S. issued securities trading in well-established U.S. bond markets.

•
The settlement and clearing systems for Renminbi-denominated instruments may not be well-tested and may be subject to increased risks of error or inefficiency, including delays in settlement or clearing. The Renminbi Yuan & Bond Fund will rely on local service providers to implement transactions in Renminbi-denominated and Yuan-denominated instruments.

Offshore Investor Risks.  As an offshore investor in a foreign market, the Renminbi Yuan & Bond Fund faces special offshore investor risks, including the following:

•
The Government of China imposes capital controls, including in the form of currency controls, and such restrictions limit the ability of the Renminbi Yuan & Bond Fund to exchange and transfer currency.  Additional types of capital controls may be imposed at any time, and may take the form of restrictions on the transfer of currency, securities or assets, or taxes on gains or profits to be expatriated by foreign investors.  The Renminbi Yuan & Bond Fund could be adversely affected if China imposes additional capital controls.

•
The Renminbi Yuan & Bond Fund’s purchases and sales of Renminbi-dominated and Yuan-denominated bonds in the over the counter market will require the Fund to convert U.S. dollars to Yuan for purchases, and Yuan to U.S. dollars on sales.  The Fund could lose money, or its value could decrease, if the Fund cannot exchange currency.  China’s currency exchange restrictions require the authorized banks to have a sufficient supply of Yuan to make exchanges, and exchanges are subject to daily limits.  The Renminbi Yuan & Bond Fund could be adversely affected if its agent banks do not have access to a sufficient currency supply.

•
As a foreign investor, the Renminbi Yuan & Bond Fund could be adversely affected by legal, political, governmental and economic policies of countries in which bond issuers are located.  Legal and administrative approvals, including relating to currency expatriation, could be required to permit a foreign investor to receive funds in payment of a bond or other security. There is no guarantee that such approvals, if any, would be received.

•
The Renminbi Yuan & Bond Fund will invest in securities issued by China and its agencies, including central banks.  Bonds issued by foreign governments present “sovereign debt” risk, which is the risk that the government issuers will not make interest payments or repay the bond when due.  The Fund would have limited recourse if there was a default on payment.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies.  Consequently, there may be less publicly available information about such companies than about United States companies.  Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. All issuers of “B” shares, “H” shares and Red Chips, in which the Funds may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

With regard to China, the national regulatory and legal framework for capital markets and joint stock companies is not well developed compared to those of Western countries.  Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations.  As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets.  Emerging and developing markets may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income a Fund has available for distribution.

A substantial portion of each Fund’s assets will be invested in securities of entities in foreign markets and a substantial portion of the income received by the Funds will be in foreign currencies.  If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.  The liquidation of investments, if required, may have an adverse impact on a Fund’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments.  Further, a Fund may incur costs in connection with conversions between various currencies.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.  Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Each Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions.  There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when a Fund wishes to use them.  Moreover, investors should be aware that in most emerging market countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging market countries no such markets currently exist.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

A Fund may invest in other registered investment companies, including open-end funds, closed-end funds and exchange traded funds (ETFs), subject to limitations set forth in the 1940 Act.  This may include investment in money market mutual funds in connection with the Funds’ management of daily cash positions.  Investments in the securities of other registered investment companies may involve duplication of management fees and expenses.  If a Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the total assets of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  Under an exception to this rule, the Funds are subject only to the 3% limit so long as the Funds do not charge a sales charge in excess of 1.5%.

INVESTMENT RESTRICTIONS AND POLICIES

Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund.  As used in the prospectus and SAI, the term “majority of the outstanding shares” of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The following are the Funds’ investment restrictions set forth in their entirety.  In contrast to the investment restrictions described below, investment policies are not fundamental and may be changed by the Board without shareholder approval.

Investment Restrictions

No Fund may:

1.
Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions.  The Fund may pledge its assets to secure such borrowings.

2.
Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.
Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

None of the Asia Focus, Asia Pacific Dividend Builder, China & Hong Kong, Global Innovators or Dividend Builder Funds may:

1.	Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. government securities.

The Dividend Builder Fund may not:

1.
With respect to 75% of the Dividend Builder Fund’s™ total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental Investment Policies

The Alternative Energy Fund may not:

1.
Invest 25% or more of the total value of its assets in a particular industry; except that the Alternative Energy Fund will invest more than 25% in securities in the alternative energy sectors and may invest more than 25% in U.S. government securities.

The Global Energy Fund may not:

1.
Invest 25% or more of the total value of its assets in a particular industry; except that the Global Energy Fund will invest more than 25% in securities in the energy sectors and may invest more than 25% in U.S. government securities.

The Renminbi Yuan & Bond Fund may not:

1.
Invest 25% or more of the total value of its assets in a particular sector or industry; except that the Renminbi Yuan & Bond Fund will invest more than 25% in securities issued by the government of China, including its agencies and instrumentalities, banking and finance industries.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

The Trust, Guinness Atkinson™ and Quasar Distributors, LLC, the distributor of the Funds (the “Distributor”), each has adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust, Guinness Atkinson™ and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to a code of ethics).  There can be no assurance that the codes of ethics will be effective in preventing such activities.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by Guinness Atkinson™ subject to the supervision of the Board and pursuant to authority contained in the Agreement between the Trust and Guinness Atkinson™.  In selecting brokers or dealers, Guinness Atkinson™ will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the Funds or to Guinness Atkinson™ for the Funds’ use, that, in the opinion of the Board, are reasonable and necessary to the Funds’ normal operations.  As permitted by Section 28(e) of the Securities Exchange Act of 1934, Guinness Atkinson™ may cause the Funds to pay a broker-dealer that provides brokerage and research services to Guinness Atkinson™ (for the Funds and/or other accounts for which Guinness Atkinson™ exercises investment discretion) an amount of commission for effecting a securities transaction for a Fund greater than the amount other broker-dealers would have charged for effecting the transaction if Guinness Atkinson™ determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Guinness Atkinson’s™ overall responsibilities to accounts over which it exercises investment discretion. Not all such brokerage and research services may be useful or of value in advising the Funds.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities;(iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.  Generally, Guinness Atkinson™ and/or the Funds have received the following types of research services: economic studies, industry studies, security analysis or reports, sales literature and statistical services.  Guinness Atkinson™ shall determine the amount of allocations to brokers who provide brokerage and research services and report brokerage allocations, on an overall basis and involving brokerage and research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to Guinness Atkinson™ in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Atkinson™’s other clients may be useful to Guinness Atkinson™ in carrying out its obligations to the Funds.  To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. The fees paid by the Funds to Guinness Atkinson™ are not reduced because Guinness Atkinson receives brokerage and research services.  While such services are not expected to reduce the Guinness Atkinson™’s expenses, Guinness Atkinson™ might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

Guinness Atkinson™ may receive research services, or statistical material or other services to the Funds from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”).  Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser.  The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser.  Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e).

Guinness Atkinson™ is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over-the-counter market.

Brokers or dealers who execute portfolio transactions on behalf of a Fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Advisor determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Atkinson™’s overall responsibilities to a Fund.

It may happen that the same security will be held by other clients of Guinness Atkinson™.  When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account.  In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.  In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Brokerage commissions paid by the Funds during the last three fiscal years were as follows:

Year Ended December 31,	Alternative Energy Fund(1)	Asia Focus Fund(2)	Asia Pacific Dividend Builder Fund(3)	China & Hong Kong Fund(4)	Global Energy Fund(5)	Global Innovators Fund(6)	Dividend Builder Fund	Renminbi Yuan & Bond Fund(8)
2013	$36,461	$63,227	$14,555	$126,595	$56,948	$30,559	$1,670	$0
2012	$4,933	$43,585	$3,983	$65,888	$111,695	$9,897	$1,331(7)	$0
2011	$45,723	$28,535	$5,641	$111,050	$186,331	$38,455	-	$0

(1)	The Alternative Energy Fund’s higher brokerage commissions in 2013 were due to higher shareholder activities, which necessitated increased portfolio purchases and sales.
(2)	The Asia Focus Fund’s higher brokerage commissions in 2013 were due to higher shareholder activities, which necessitated increased portfolio purchases and sales.
(3)
The Asia Pacific Dividend Builder Fund’s higher brokerage commissions in 2013 were principally due to changes to the portfolio construction process when the Fund was known as the Asia Pacific Dividend Fund.

(4)	The China & Hong Kong Fund’s higher brokerage commissions in 2013 were due to higher shareholder activities, which necessitated increased portfolio purchases and sales.
(5)	The Global Energy Fund’s lower brokerage commissions in 2013 were principally due to lower shareholder activities.
(6)	The Global Innovators Fund’s higher brokerage commissions in 2013 were due to higher shareholder activities, which necessitated increased portfolio purchases and sales.
(7)	For the period March 30, 2012 (commencement of operations) through December 31, 2012. Until December 8, 2014, the Fund was known as the Inflation Managed Dividend FundTM.
(8)	The Renminbi Yuan & Bond Fund had principal trades only. The Fund commenced operations on June 30, 2011.

The Global Energy Fund paid $1,977 in brokerage commissions on transactions aggregating $1,973,370 executed by a broker under a Third Party Research Service payment arrangements during the year ended December 31, 2013.  The Global Energy Fund did not pay any brokerage commissions under Third Party Research Service arrangements in 2012.  None of the other Funds paid any commissions under Third Party Research Service arrangements during the previous three fiscal years.

The following are the Funds’ portfolio turnover rates for the last two fiscal years:

	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/12
Alternative Energy Fund	60.20%	7.80%
Asia Focus Fund	7.43%	10.90%
Asia Pacific Dividend Builder Fund*	56.96%	10.19%
China & Hong Kong Fund	6.90%	3.85%
Global Energy Fund	8.19%	14.02%
Global Innovators Fund	29.63%	6.02%
Dividend Builder Fund**	24.88%	13.33%
Renminbi Yuan & Bond Fund***	13.32%	9.19%

*	The Asia Pacific Dividend Builder Fund commenced operations on March 31, 2006 under the name Asia Pacific Dividend Fund.
**	The Dividend Builder Fund commenced operations on March 30, 2012 under the name Inflation Managed Dividend FundTM.
***	The Renminbi Yuan & Bond Fund commenced operations on June 30, 2011.

The Funds are required to disclose information regarding investments in the securities of their “regular” broker-dealers (or parent companies of their regular broker-dealers).  “Regular broker-dealers” are defined by the SEC as: (a) one of the 10 broker-dealers that received from the Funds the largest amount of brokerage commissions by participating, directly or indirectly, in the Funds’ portfolio transactions during the Funds’ most recent fiscal year; (b) one of the10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Funds during the Funds’ most recent fiscal year; or(c) one of the 10 broker-dealers that sold the largest amount of securities of the Funds during the Funds’ most recent fiscal year.   The following table sets forth the Funds’ aggregate holdings of their regular brokers or dealers as of December 31, 2013.

Fund	Broker-Dealer	Aggregate Value
Asia Focus Fund	HSBC	$728,074
Asia Pacific Dividend Builder Fund	BOC International Holdings Limited	115,368
China & Hong Kong Fund	BOC International Holdings Limited	3,819,971
	HSBC	3,765,952
Global Innovators Fund	TD Ameritrade Inc.	1,791,827
Renminbi Yuan & Bond Fund	BOC International Holdings Limited	3,312,587
	HSBC	2,476,241

COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION

NAV Calculation

The net asset value per share (“NAV”) of each of the Funds is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fed line System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Funds’ NAVs.  All of the Funds will be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund.  Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund.  The liabilities that are charged to a Fund are borne proportionately by each share of the Fund.  Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds are conclusive.

An example of how the Funds calculated the total offering price per share as of December 31, 2013is as follows:

Alternative Energy Fund

Net Assets	=	NAV
Shares Outstanding

$23,775,998	=	$3.99
5,961,081

Asia Focus Fund

Net Assets	=	NAV
Shares Outstanding

$21,902,921	=	$16.33
1,341,055

Asia Pacific Dividend Builder Fund

Net Assets	=	NAV
Shares Outstanding

$4,253,751	=	$12.95
328,422

China & Hong Kong Fund

Net Assets	=	NAV
Shares Outstanding

$109,853,998	=	$30.86
3,560,043

Global Energy Fund

Net Assets	=	NAV
Shares Outstanding

$72,318,894	=	$32.45
2,228,642

Global Innovators Fund

Net Assets	=	NAV
Shares Outstanding

$50,731,148	=	$30.65
1,655,071

Dividend Builder Fund

Net Assets	=	NAV
Shares Outstanding

$3,106,321	=	$15.64
198,667

Renminbi Yuan & Bond Fund

Net Assets	=	NAV
Shares Outstanding

$94,201,220	=	$12.95
7,276,124

Securities Valuation

The Funds will invest in foreign securities and, as a result, the calculation of the Funds’ NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation.  Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV.  If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board.  The Funds may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies.  If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in a Fund’s portfolio.  Portfolio securities of a Fund that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer.  When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point.  (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.)  If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.  As of the date of this SAI, such securities will be valued by the latter method.   Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than 60 days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation.  This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount.  If a Fund acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost value does not represent fair market value.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return.  The total return basis combines principal and dividend income changes for the periods shown.  Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by a Fund.  Dividends and distributions are comprised of net investment income and net realized capital gains.  Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)n = ERV

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

P(1 + T)n = ATVD

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ATVD
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)n = ATVDR

Where	P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ATVDR
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period.  Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

A Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return.  For example, in comparing a Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.  Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value.  Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period.  Should any shareholder’s redemption exceed this limitation, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities.  Such securities would be selected solely by the Fund and valued as in computing net asset value.  In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf.  A Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order.  Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker or the broker authorized designee.

Each of the Asia Focus Fund, Asia Pacific Dividend Builder Fund, China & Hong Kong Fund and Renminbi Yuan & Bond Fund charges a redemption fee of 2.00% of the value of shares redeemed within 30 days of purchase.  Although each Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances when it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts held at financial intermediaries (which may impose their own fees), redemptions of shares made through systematic withdrawal or exchange plans, pre-approved asset allocation programs or automatic non-discretionary rebalancing programs, retirement plans that cannot implement the redemption fee, redemptions initiated by a Fund, or under other circumstances when the redemption does not result in the Fund incurring transaction costs to meet the redemption request.  The Funds will not charge a redemption fee to investors providing seed capital.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the first and third quarter holdings reports on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s, Lipper, Bloomberg and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing portfolio holdings information, the Trust discloses such information to the parties at or after the same time the Funds’ portfolio holdings is made public on the SEC’s website (quarterly within 60 days of the end of each fiscal quarter).

The Advisor discloses the Funds’ top 10 holdings on Guinness Atkinson™ Funds’ website monthly, normally with a lag of five to ten business days following the end of the month.  The information is then disclosed to third parties after it has been made public on Guinness Atkinson™ Funds’ website.

The Advisor may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any securities trading, and (3) the recipient will not provide access to third parties to this information.

Guinness Asset Management Ltd., an affiliate of the Advisor, manages other funds in a mirror image fashion to certain of the Guinness Atkinson™ Funds. As a result, it is possible for the holdings of the Guinness Atkinson™ Funds to be deduced from disclosures of holdings in those funds (and vice versa). It is accepted that disclosures of holdings in those clients’ portfolio may be disclosed to third parties. The Advisor has, however, undertaken to use its best endeavors to obtain confidentiality agreements similar to those described above when such disclosures occur before those Funds’ holdings are made public.

In addition, the Funds’ service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds.  Disclosure of the Funds’ portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer.  In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.  The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board.  In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

The Advisor will consider any actual or potential conflicts of interest between the Advisor and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Advisor may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Advisor will not authorize such release.

TAX MATTERS

The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”).  In addition, the tax discussions in the prospectus and this SAI are based on tax law in effect on the date of the prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward for up to eight years and treated as a short-term capital loss that can be used to offset capital gains in future years.  There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010 may be carried.  Any such net capital losses retain their character as either long-term or short-term losses, and are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, all carryforwards are subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for March 2014 is 3.56%).  The Funds will use their best efforts to avoid having an ownership change.  However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have an ownership change.  If a Fund has an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.  The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of December 31, 2013.

Year of Expiration	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Dividend Builder Fund	Renminbi Yuan & Bond Fund

2016	10,370,865	–	1,146,390	–	–	–	-	–
2017	40,204,652		1,115,940	-	585,199		-	–
2018	9,296,377	1,433,184	1,502,925	–	–	–	-	–
No Expiration Long-term	25,714,449	–	–	–	2,357,761	3,747,541	-	–
No Expiration Short-Term	988,867	–	–	–	258,159	–	-	47,320
Total	$86,575,210	$1,433,184	$3,765,255	$–	$3,201,119	$3,747,541	$-	$47,320

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g).  Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction.  No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if  (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.”  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year.  Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  Second, if the Fund invests in “marketable stock” (as defined) of a PFIC, the Fund may make a mark-to-market election with respect to such stock.  Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Distribution and Income requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders and may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31.  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that may be taxable as qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that may be taxable as qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may be taxable as qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by a Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.

For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund’s assets to be invested in various countries is not known.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, a Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund.  If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund.  Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including an exchange of shares of another Fund for shares of the Fund) within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.  When a shareholder redeems shares of a Fund, the Fund is generally required to report to the Internal Revenue Service and provide the shareholder with information about the gross proceeds of such redemption, the shareholder’s adjusted basis in the shares redeemed, and whether any gain or loss on the redemption is long-term or short-term.  Unless a shareholder timely elects another acceptable method, the Fund will use the average basis method to calculate the basis of shares redeemed.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.  Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid.  Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding would not apply to amounts properly designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to taxable years beginning before 2014.  The aggregate amount treated as an interest-related dividend for a year is limited to a Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of a Fund’s net short-term capital gain over its net long-term capital loss.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Payments after June 30, 2014 of dividends on, and payments after 2016 of gross proceeds from the redemption of, shares of a Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied.  Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders.  Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners.  Payments that are taken into account as effectively connected income are not subject to these withholding rules.  Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

Each Fund is required to report to the IRS, and furnish to its shareholders, cost basis and holding period information for Fund shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after that date.  These requirements do not apply to investments through a tax-deferred arrangement, such as 401(k) plan or an individual retirement plan.  If you redeem covered shares, the Fund will report the cost basis of such shares, the gross proceeds received on the redemption and the holding period for the redeemed shares to you and to the IRS.

The default method for calculating the cost basis of covered shares of a Fund is based on the average cost of all shares of that Fund that you purchased prior to a particular redemption.  If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method by notifying the Fund’s Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, including whether you should elect a cost basis calculation method other than the default average basis.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of a Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Funds.  The Board approves all significant agreements between the Funds and companies and individuals that provide services to the Funds.  The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”).  The officers of the Trust manage the day-to-day operations of the Funds.  The day-to-day operations of the Funds are always subject to the investment objective of each Fund.  The Board supervises the day-to-day operations of the eight Funds.  Unless otherwise noted, each Trustee and officer’s address is 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367.  Trustees and officers of the Trust serve until their resignation, removal or retirement.  Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Independent Trustees
Name and Age	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (68)	Trustee	Since April 1994
CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.
SmartX ETF Trust, a registered investment company.
Dr. Gunter Dufey (75)	Trustee	Since April 1994
Executive Director of Education Exchange Ltd., a consulting firm since 2010.  Professorial Fellow, Nanyang Technological University (Singapore) since 2005.   Professor (Emeritus) of Ross School at The University of Michigan, where he served from 1968 to 2002.
Independent director, various subsidiaries of Ally Financial Inc. (formerly GMAC) in the United States and Canada. SmartX ETF Trust, a registered investment company.
Dr. Bret A. Herscher (56)	Trustee	Since April 1994
Vice President of Minnow Medical, a company that develops medical devices for treating peripheral artery disease since 2009.  President of Pacific Consultants, a technical and technology management consulting company serving the electronic industry and venture capital community that he co-founded, from 1996 to 2007.
SmartX ETF Trust, a registered investment company.

Independent Trustees
J. Brooks Reece, Jr. (67)	Trustee and Chairman	Since April 1994
Vice President of Adcole Corp., a manufacturer of precision measuring machines and sun angle sensors for space satellites since 1984.  Director of Adcole Far East Ltd. since 1986.  Executive Director of Adcole Measuring Equipment Shanghai Co. Ltd., since 2004.
SmartX ETF Trust, a registered investment company.

Interested Trustee
Name, Address, and Age	Position Held with the Trust	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee
Timothy W.N. Guinness* 14 Queen Anne’s Gate London, England SW1H 9AA (67)	Trustee	Since August 1998
Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002.  Chairman of Guinness Asset Management Ltd., investment advisor in London, since 2003.  Director of Guinness Capital Management Ltd. since 2010.  Director of SR Europe Investment Trust Plc since 2001.Director of Atlantis Japan Growth Fund Ltd., since 2002.  Non-Executive Director of Quayle Munro since 2007.  Non-Executive Director of Brompton Bicycle Ltd., since 2000.
SmartX ETF Trust, a registered investment company.

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (56)	President	Since April 2003
Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since November 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since November 2001.

Ashley Atkinson (30)	Vice President	Since December 2012
Compliance Manager and Operations Manager of Guinness Atkinson™ Asset Management since 2011. Part-time compliance assistant at Guinness Atkinson™ Asset Management since 2010. Earned Juris Doctor degree at Southwestern University School of Law from 2006 to 2009. Volunteer, Los Angeles City Attorney 2009 to 2010. JD., 2009, Southwestern University School of Law.

Patrick Keniston (50)	Chief Compliance Officer	Since May 2014	Managing Director, Foreside Compliance Services since 2008.
Rita Dam (48)	Treasurer	Since September 2009	Vice President, Mutual Fund Administration, LLC since 2006.
Joy Ausili (48)	Secretary and Assistant Treasurer	Since September 2009	Vice President, Mutual Fund Administration, LLC since 2006.
Sardjono Kadiman (39)	Assistant Treasurer	Since September 2009	Assistant Vice President, Mutual Fund Administration, LLC since 2008; Compliance Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2008).
Lyna Phan (39)	Assistant Treasurer	Since September 2011	Assistant Vice President, Mutual Fund Administration, LLC since November 2010; Compliance Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2006 – October 2010)

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Funds.  The Board is composed of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”).  In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Funds.  These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.  The Board held, and each Trustee attended four meetings during the fiscal year ended December 31, 2013. As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

The Chairman of the Board is an Independent Trustee.  The Funds do not have a lead Independent Trustee.  The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Trustees, Guinness Atkinson™, other service providers, counsel and the independent registered public accounting firm; and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations.  Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences.  The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills.  The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Timothy W.N. Guinness has served as a Trustee of the Trust since its inception in 1994 and is the Chairman and Chief Investment Officer of Guinness Atkinson™ Asset Management since November 2002; Chairman of Guinness Asset Management Ltd., an investment advisor in London, United Kingdom, since 2003; and Director of Guinness Capital Management Ltd. since 2010.  Previously, Mr. Guinness served as Joint Chairman of Investec Asset Management Ltd. from September 1998 to March 2003.  Mr. Guinness serves on the board of directors of several public and private companies operating and organized outside the United States, including companies focused on discretionary investment management services.  Mr. Guinness also serves as a trustee of two non-U.S. investment companies, SR Europe Investment Trust Plc and Atlantis Japan Growth Fund Ltd.  Mr. Guinness has more than 35 years of experience in investing and holds a Masters of Engineering from Cambridge University and a Masters of the Science of Management from Massachusetts Institute of Technology.

James I. Fordwood has served as a Trustee of the Trust since its inception in 1994 and is the CFO and Managing Member of Prima Marketing LLC, which operates a network of convenience stores.  Mr. Fordwood also serves as director and treasurer of several private companies (identified in the table above), including companies in the alternative energy sector.  Mr. Fordwood holds a Bachelor of Arts in Engineering (with honors) from Cambridge University and holds the designation of Chartered Accountant awarded by the Institute of Chartered Accountants of Scotland.  The Board has designated Mr. Fordwood as the Funds’ Audit Committee Financial Expert.

Dr. Gunter Dufey has served as a Trustee of the Trust since its inception in 1994.  He is the Executive Director of Education Exchange Ltd., a consulting firm and had an appointment as Professorial Fellow of the Nanyang Technological University in Singapore, since 2005.  He is a Professor Emeritus of the Ross School at The University of Michigan, where he served on the faculty from 1968 through 2002.  Dr. Dufey serves as an independent trustee to several private subsidiaries of Ally Financial (formerly General Motors Acceptance Corporation) in the United States and Canada.  Dr. Dufey holds a degree from Universitaet Wuerzburg (Germany) as well as Master’s and Doctor of Business Administration degree from the University of Washington, Seattle.

Dr. Bret A. Herscher has served as a Trustee of the Trust since its inception in 1994 and is the Vice President of Minnow Medical, a company that develops medical devices for the treatment of peripheral artery disease.  From 1996 through 2007, Dr. Herscher co-founded and served as President of Pacific Consultants, a technical and technology management consultant company serving the electronic industry and venture capital community.  Dr. Herscher holds PhD. M.A. and B.A. degrees from Cambridge University.

J. Brooks Reece, Jr., has served as a Trustee of the Trust and the Funds’ Independent Chairman since the Trust’s inception in 1994.  Since 1984, he has served as Vice President of Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites.  Since 2004, Mr. Reece has also served as Executive Director of Adcole Measuring Equipment Shanghai Co. Ltd., and since 1986, Mr. Reece has served as Director of Adcole Far East Ltd since 1986.  Mr. Reece previously served as a trustee of the Dessauer Global Equity Fund, a registered investment company, from 1997 to 2000.  Mr. Reece holds a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Funds, including the Funds’ various investment strategies and themes, the size of the Funds, the Board’s committee structure and the Funds’ management, distribution and other service arrangements.  The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview.  The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others.  Guinness Atkinson™ and the Funds’ other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk).  As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds' risks. Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson™ and the Funds' Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the Committee level.  Guinness Atkinson™ reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson™ the Funds' major financial risk exposures and the steps Guinness Atkinson™ has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines. The Valuation Committee oversees valuation risk and compliance with the Funds' Valuation Procedures and oversees actions by the Advisor with respect to the valuation of portfolio securities.

Board Committees

The Board has two standing committees, as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.  The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting polices, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets at least once a year and met twice during 2013.  The four Independent Trustees, Dr. Dufey, Mr. Fordwood, Dr. Herscher and Mr. Reece, comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee did not meet during 2013.  The four Independent Trustees, Dr. Dufey, Mr. Fordwood, Dr. Herscher and Mr. Reece, comprise the Nominating Committee.  The Nominating Committee will consider nominees recommended by the Trust’s shareholders.  A shareholder should submit any nominations in writing to the Secretary of the Trust at 21550 Oxnard Street, Suite 850, Woodland Hills, California 91367.  All nominations so received shall promptly be distributed to the members of the Committee.  However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

Ownership in Securities of the Advisor and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Independent Trustees nor their immediate family members own securities issued by the Advisor, Distributor or their related companies, as of December 31, 2013.  An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents.  The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

The table below illustrates the compensation paid to each Trustee for the Trust’s most recently completed fiscal year, excluding payment for out-of-pocket expenses.  There are no pension or retirement benefits accrued as part of the Funds’ expenses.  Each Trustee oversees the eight Funds, which are the only mutual funds under the Trust.

		Aggregate Compensation from the Funds							Aggregate Compensation from the Trust
Name of Trustee	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Dividend Builder Fund	Renminbi Yuan & Bond Fund
Independent Trustees
Dr. Dufey*	$1,720	$1,971	$1,372	$4,490	$3,302	$2,225	$1.303	$3,616	$20,000*
Mr. Fordwood	$1,720	$1,971	$1,372	$4,490	$3,302	$2,225	$1.303	$3,616	$20,000
Dr. Herscher	$1,720	$1,971	$1,372	$4,490	$3,302	$2,225	$1.303	$3,616	$20,000
Mr. Reece	$1,892	$2,168	$1,509	$4,939	$3,633	$2,448	$1,433	$3,978	$22,000
Interested Trustee
Mr. Guinness	$0	$0	$0	$0	$0	$0	$0	$0	$0

*
Dr. Dufey elected to defer payment of his compensation from the Funds under the Funds’ non-qualified Deferred Compensation Plan for Trustees under which trustees may defer receipt of all or part of their compensation from the Funds.  Amounts deferred are deemed invested in shares of one or more of the Funds, as selected by the Trustee from time to time.  A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.  The total amount of deferred compensation payable to Dr. Dufey was $381,534 as of December 31, 2013.

As of March 31, 2014, to the best of the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned of record less than 1% of the outstanding shares of the Funds.

Trustee Ownership in the Funds

As of December 31, 2013, certain of the Trustees owned shares of certain Funds in the following dollar ranges, as indicated below:

Independent Trustee	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund	All Funds
Mr. Fordwood	—	C	—	D	—	—	—	D
Dr. Dufey	—	E	—	—	—	E	D	D
Dr. Herscher	—	—	—	C	C	—	—	B
Mr. Reece	—	—	—	—	—	—	—	—
Interested Trustee
Mr. Guinness	—	—	E	D	—	—	—	D

Amount Invested Key — None A. $1-$10,000 B . $10,001-$50,000 C. $50,001-$100,000 D. over $100,000

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.

As of March 31, 2014, the following shareholders were considered to be the principal shareholders of the Alternative Energy, Asia Focus, Asia Pacific Dividend, China & Hong Kong, Global Energy, Global Innovators, Inflation Managed Dividend and Renminbi Yuan & Bond Funds.  To the best knowledge of the Trust, except as otherwise indicated, all of these shareholders are shareholders of record only and, therefore, are not control persons of those Funds.

Alternative Energy Fund

Name and Address	% Record Ownership
National Financial Services, LLC New York, NY 10281-1003 Jurisdiction - NY	35.29%
Charles Schwab & Co. Inc. San Francisco, CA 94173	22.15%
TD Ameritrade Inc. Omaha, NE 68103-2226	6.93%

Asia Focus Fund

Name and Address	% Record Ownership
Charles Schwab & Co. Inc. San Francisco, CA 94173	23.58%
National Financial Services, LLC New York, NY 10281-1003	9.93%
TD Ameritrade Inc. Omaha, NE 68103-2226	6.78%
E*Trade Clearing Jersey City, NJ 07303-0484	5.92%

Asia Pacific Dividend Builder Fund†

Name and Address	% Record Ownership
National Financial Services, LLC New York, NY 10281-1003 Jurisdiction - NY	45.09%
Charles Schwab & Co. Inc. San Francisco, CA 94173	15.14%
TD Ameritrade Inc. Omaha, NE 68103-2226	6.56%
Timothy Guinness* London SW1P3LD United Kingdom	6.01%

†	Formerly named the Asia Pacific Dividend Fund.
*	Principal of the Funds’ Advisor.

China & Hong Kong Fund

Name and Address	% Record Ownership
Charles Schwab & Co. Inc. San Francisco, CA 94173 Jurisdiction – CA	28.17%
National Financial Services, LLC New York, NY 10281-1003	16.06%
TD Ameritrade Inc. Omaha, NE 68103-2226	5.06%

Global Energy Fund

Name and Address	% Record Ownership
Charles Schwab & Co. Inc. San Francisco, CA 94173 Jurisdiction - CA	41.70%
National Financial Services, LLC New York, NY 10281-1003 Jurisdiction – NY	25.92%
TD Ameritrade Inc. Omaha, NE 68103-2226	6.22%

Global Innovators Fund

Name and Address	% Record Ownership
National Financial Services, LLC New York, NY 10281-1003 Jurisdiction - NY	32.25%
Charles Schwab & Co. Inc. San Francisco, CA 94173	20.66%
TD Ameritrade Inc. Omaha, NE 68103-2226	5.71%

Dividend Builder Fund†

Name and Address	% Record Ownership
Charles Schwab & Co. Inc. San Francisco, CA 94173	24.97%
TD Ameritrade Inc. Omaha, NE 68103-2226	24.83%
National Financial Services, LLC New York, NY 10281-1003	23.17%
Guinness Atkinson Asset Management, Inc.* Woodland Hills, CA 91367	5.81%
E*Trade Clearing Jersey City, NJ 07303-0484	5.15%

†	Formerly named the Inflation Managed Dividend Fund
*	Advisor of the Funds

Renminbi Yuan & Bond Fund

Name and Address	% Record Ownership
Charles Schwab & Co. Inc. San Francisco, CA 94173 Jurisdiction - CA	92.40%

THE INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Guinness Atkinson™ Asset Management, Inc. furnishes investment advisory services to the Funds.  Under the Investment Advisory Agreement (the “Agreement”), Guinness Atkinson™ directs the investments of the Funds in accordance with the investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Funds may impose by notice in writing to Guinness Atkinson™.  Guinness Atkinson™ also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson™ and of all personnel of the Trust or of Guinness Atkinson™ performing services relating to research, statistical and investment activities. Guinness Atkinson™ is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with the Funds’ then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds.  The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

Guinness Atkinson™ performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson™ also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson™ may deem to be desirable.  Guinness Atkinson™ makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board.  Guinness Atkinson™, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

All other costs and expenses not expressly assumed by Guinness Atkinson™ under the Agreement or by the Administrator under the administration agreement between it and the Trust, on behalf of the Funds, shall be paid by the Funds from the assets of the Funds, including, but not limited to, fees paid to Guinness Atkinson™ and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Independent Trustees, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds’ shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations that the Funds may have to indemnify the officers and Trustees with respect thereto.

Expenses that are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes.  Guinness Atkinson™, from time to time may voluntarily waive or defer all or a portion of its fees payable under the Agreement.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose.  The Board or Guinness Atkinson™ may terminate the Agreement on 60 days’ written notice without penalty.  The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

Guinness Atkinson™ reserves to itself and any successor to its business the right to withdraw the right to use the name “Guinness Atkinson™” from a Fund if Guinness Atkinson™ no longer advises the Fund.  Guinness Atkinson™ also reserves the right to grant the nonexclusive right to use the name “Guinness Atkinson™” or any similar name to any other corporation or entity, including, but not limited to, any investment company.  In the event the Agreement is terminated, each Fund will immediately delete “Guinness Atkinson™” from its name and may not use the name “Guinness Atkinson™” in any manner thereafter.

As compensation for all services rendered under the Agreement, Guinness Atkinson™ is entitled to receive annual fees from the Funds, payable monthly, at the following rates:

Fund	Advisory Fee Rate (as a percentage of the Fund’s average daily net assets)
Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the first $500 million of assets; 0.60% on assets in excess of $500 million.
Inflation Managed Divided FundTM	0.45%
Renminbi Yuan & Bond Fund	0.55%

Advisory fees and expense reimbursements/recoupments for the past three fiscal years were as follows:

Fiscal year ended December 31, 2013:	Gross Advisory Fee	Expenses (Reimbursed)/ Recouped	Net Advisory Fees Paid

Alternative Energy Fund	$182,655	$(24,186)	$158,469
Asia Focus Fund	$264,461	$(42,174)	$222,287
Asia Pacific Dividend Builder Fund	$47,234	$(74,741)	-
China & Hong Kong Fund	$1,255,003	-	$1,255,003
Global Energy Fund	$589,522	-	$589,522
Global Innovators Fund	$290,196	-	$290,196
Inflation Managed Divided FundTM*	$9,391	$(99,129)	-
Renminbi Yuan & Bond Fund	$506,685	$(60,089)	$446,596

Fiscal year ended December 31, 2012:	Gross Advisory Fee	Expenses Reimbursed/ Recouped	Net Advisory Fees Paid

Alternative Energy Fund	$149,540	$(45,850)	$103,690
Asia Focus Fund	$450,885	-	$450,885
Asia Pacific Dividend Builder Fund	$47,088	$(74,715)	-
China & Hong Kong Fund	$1,584,488	-	$1,584,488
Global Energy Fund	$962,838	-	$962,838
Global Innovators Fund	$248,223	-	$248,223
Inflation Managed Divided FundTM*	$5,016	$(71,229)	-
Renminbi Yuan & Bond Fund	$524,110	-	$524,110

* For the period March 30, 2012 (commencement of operations) through December 31, 2012.

Fiscal year ended December 31, 2011:	Gross Advisory Fee	Expenses Reimbursed/ Recouped	Net Advisory Fees Paid

Alternative Energy Fund	$318,251	-	$318,251
Asia Focus Fund	$587,715	-	$587,715
Asia Pacific Dividend Builder Fund	$58,349	$(74,834)	-
China & Hong Kong Fund	$2,012,820	-	$2,012,820
Global Energy Fund	$1,261,888	-	$1,261,888
Global Innovators Fund	$281,403	$9,815 (recouped)	$291,218
Renminbi Yuan & Bond Fund*	$164,648	$(5,857)	$158,791

* For the period June 30, 2011 (commencement of operations) through December 31, 2011.

The Agreement with respect to all Funds, was last approved by the Board on May 9, 2014.  A discussion regarding the basis for the Board’s approval of the Agreement with respect to all Funds is available in the semi-annual shareholder report dated June 30, 2014.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of December 31, 2013:

Portfolio Manager	Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Timothy W.N. Guinness	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	3	$209 million	1	$3 million
	Other Accounts	0	$0	0	$0
Edmund Harriss	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$1 million	0	$0
	Other Accounts	0	$0	0	$0
Edward Guinness	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$12 million	1	$3 million
	Other Accounts	0	$0	0	$0

Portfolio Manager	Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Matthew Page	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	3	$82 million	1	$3 million
	Other Accounts	0	$0	0	$0
Jonathan Waghorm	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$206 million	1	$3 million
	Other Accounts	0	$0	0	$0
Ian Mortimer	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	3	$82 million	1	$3 million
	Other Accounts	0	$0	0	$0
Will Riley	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	3	$209 million	1	$3 million
	Other Accounts	0	$0	0	$0

Fund Ownership

As of December 31, 2013, the portfolio managers beneficially owned shares of the Funds as follows:

Amount Invested Key — None A. $1-$10,000 B . $10,001-$50,000 C. $50,001-$100,000 D. over $100,000

Dollar Range of Shares Beneficially Owned as of December 31, 2013

Portfolio Manager*	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund†	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Dividend Builder Fund††	Renminbi Yuan & Bond Fund
Timothy W.N. Guinness	—	—	D	—	—	—	-	-
Edmund Harriss	—	—	—	—	—	—	—	—
Edward Guinness	—	—	—	—	—	—	—	—
Matthew Page	—	—	—	—	—	—	—	—
Jonathan Waghorn	—	—	—	—	—	—	—	—
Ian Mortimer	—	—	—	—	—	—	—	—
Will Riley	—	—	—	—	—	—	—	—

†	Formerly named the Asia Pacific Dividend Fund.
††	Formerly named the Inflation Managed Dividend Fund.
*	All of the portfolio managers are citizens and residents of the United Kingdom, for whom an investment in the fund is disadvantageous from taxation and regulatory perspectives.

Conflicts of Interest

It may happen that other accounts managed by the portfolio managers will hold the same securities as those held by the Funds.  When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account.  In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.  In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Compensation

Timothy W.N. Guinness receives an annual fixed salary plus a bonus based on the profits of the Advisor and Guinness Asset Management. Edmund Harriss is employed by the Advisor and is remunerated with an annual fixed salary and with a variable bonus that is based upon the value of the Funds’ assets.  Edward Guinness, Matthew Page, , Jonathan Waghorn, Ian Mortimer, and Will Riley are employed by the Advisor and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

THE ADMINISTRATOR

Mutual Fund Administration, LLC (“MFAC”) serves as the Administrator to the Funds under an Administration Agreement.  As compensation for their services, the Funds pay the Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Funds’ average daily net assets, subject to an annual minimum fee of $165,000:

Net Assets	Rate
First $250 million	0.05%
Next $250 million	0.03%
Thereafter	0.01%

Administration fees paid by the Funds for the last three fiscal years were as follows:

	2013	2012	2011
Alternative Energy Fund	$8,234	$5,992	$12,737
Asia Focus Fund	$10,747	$18,031	$23,515
Asia Pacific Dividend Builder Fund*	$1,889	$1,883	$2,334
China & Hong Kong Fund	$60,251	$63,380	$81,530
Global Energy Fund	$33,441	$51,368	$66,056
Global Innovators Fund	$16,227	$13,239	$14,980
Dividend Builder Fund**	$916	$445	-
Renminbi Yuan &Bond Fund***	$39,850	$38,117	$11,914

*	The Asia Pacific Dividend Builder Fund was known as the Asia Pacific Dividend Fund until December 8, 2014.
**	The Dividend Builder Fund commenced operations on March 30, 2012 under the name Inflation Managed Dividend FundTM.
***	The Renminbi Yuan & Bond Fund commenced operations on June 30, 2011.

DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN
AND SHAREHOLDER SERVICING PLAN

The Trust has entered into a Distribution Agreement with respect to the Funds with Quasar Distributors, LLC, located at 615 East Michigan St., Milwaukee, Wisconsin 53202.  Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public.

The Funds will not make separate payments as a result of the Distribution Plan to Guinness Atkinson™ and the Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to Guinness Atkinson™.  To the extent that any payments made by the Funds to Guinness Atkinson™, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Plan and related agreements were approved by the Board, including all of the “Qualified Trustees” (the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement).  In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and their shareholders.  The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote.  During the continuance of the Plan, Guinness Atkinson™ will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan.  Further, during the term of the Plan, the selection and nomination of the Independent Trustees must be committed to the discretion of the Qualified Trustees.  The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees.

Accounts serviced by financial intermediaries who provide services to Fund shareholders through various no-transaction-fee programs generally charge account servicing fees of around 0.35%, although Schwab’s OneSource program charges 0.40%.  These invoices are to be sent to the Funds in accordance with the shareholder servicing plan described below.  Each Fund will pay up to 0.25% of these charges through the shareholder servicing plan.  Additional costs, which can be substantial, will be borne by the Advisor (or its affiliates) from its own resources and are not expenses of the Funds.

Shareholder Servicing Plan

Payments made under the Shareholder Servicing Plan to shareholder servicing agents are for administrative support services to customers who may from time to time beneficially own shares.  These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the shareholder servicing agent is permitted to do so under applicable statutes, rules or regulations.

In addition to the payments described above, the Advisor or the Distributor (or their affiliates), from their own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries.

ADDITIONAL MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Funds. These payments are over and above other fees described in the Funds’ prospectus and this statement of additional information, and are generally provided for shareholder services or marketing  support.  Payments for marketing support are typically for inclusion of the Funds on a sales list, including an electronic sales platform.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

DESCRIPTION OF THE FUNDS

Shareholder and Trustees Liability.  Each Fund is a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.  The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights.  Shares of each Fund entitle the holders to one vote per share.  The shares have no preemptive or conversion rights.  The dividend rights and the right of redemption are described in the prospectus.  When issued, shares are fully paid and nonassessable.  The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

SHAREHOLDER REPORTS

Shareholders will receive reports semi-annually showing the investments of the Funds and other information.  In addition, shareholders will receive annual financial statements audited by the Funds’ independent accountants.

FINANCIAL STATEMENTS

The financial statements of the Funds as of and for the year ended December 31, 2013, are incorporated by reference to such Funds’ 2013 Annual Report filed with the SEC on March 11, 2014.  Such report is incorporated herein by reference in reliance upon such report of Tait, Weller & Baker LLP, an independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting.  Shareholders will receive a copy of the audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson™ the voting of proxies related to the Funds’ portfolio securities.  Guinness Atkinson™ has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests.  In determining its vote, Guinness Atkinson™ will not subordinate the economic interest of the Trust to any other entity or interested party.  Guinness Atkinson™ will use the following guidelines for each of the following four categories of issues:

Routine Proposals.  Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Trust.  Traditionally, these issues include:

•	Approval of auditors
•	Election of directors
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes

Non-Routine Proposals.  Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment.  Guinness Atkinson™ will review each issue in this category on a case-by-case basis.  As previously stated, voting decisions will be made based on the financial interest of the Trust.  Non-routine matters include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation
•	Changes in capitalization
•	Increase in number of directors
•	Increase in preferred stock
•	Increase in common stock
•	Stock option plans

Corporate Governance Proposals.  Guinness Atkinson™ will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Dual class voting
•	Classified boards

Shareholder Proposals.  Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters.  Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Trust.  Shareholder matters include:

•	Annual election of directors
•	Anti-poison pill
•	Anti-greenmail
•	Confidential voting
•	Cumulative voting

Proxy voting will be determined by Guinness Atkinson™.  Issues not covered by the guidelines will be discussed with the Board.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge upon request, by calling (800) 915-6566.

GENERAL INFORMATION

Independent Contractors.  Guinness Atkinson™ may enter into agreements with independent contractors to provide shareholder services for a fee.  Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Transfer Agent.  U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Funds.  The transfer agent provides record keeping and shareholder services.

Custodian.  Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for the Funds.  The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent.  ALPS Fund Services, Inc. located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the fund accounting agent for the Funds.  The fund accounting agent calculates the Funds’ daily NAV.

Legal Counsel.  Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm.  Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103, audits the financial statements and financial highlights of the Funds and provides reports to the Board.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

APPENDIX A

Description of Moody’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*Aaa:  Bonds that are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

*Aa:  Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

*A:  Bond that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

*Baa:  Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note:  Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime1 or P1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.  Prime1 or P1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime2 or P2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Description of Standard & Poor’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*AAA:  Debt rated AAA have the highest rating assigned by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

*AA:  Debt rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher-rated issues only in small degree.

*A:  Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

*BBB:  Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal; whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

Plus (+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:  Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P’s Commercial Paper Ratings:

S&P’s commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A:  Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A1:  This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2:  Capacity for timely payment on issues with this designation is strong.  However, the relative degree of safety is not as high as for issues designated “A-1.”